Fidelity®

Intermediate Bond

Fund

Semiannual Report

October 31, 2002(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond	4.87%	5.04%	39.23%	92.26%
LB Int Govt/Credit Bond	6.07%	5.91%	41.95%	95.90%
Short-Intermediate Investment Grade Debt Funds Average	3.80%	3.64%	33.84%	78.78%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Bond	5.04%	6.84%	6.76%
LB Int Govt/Credit Bond	5.91%	7.26%	6.96%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	5.99%	5.97%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Semiannual Report

Total Return Components

	Six months ended October 31,	Years ended April 30,
	2002	2002	2001	2000	1999	1998
Dividend returns	2.54%	5.58%	6.90%	6.17%	6.13%	6.69%
Capital returns	2.33%	1.78%	4.76%	-4.73%	-0.10%	2.01%
Total returns	4.87%	7.36%	11.66%	1.44%	6.03%	8.70%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.27¢	25.76¢	52.20¢
Annualized dividend rate	4.79%	4.89%	5.02%
30-day annualized yield	4.31%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.49 over the past one month, $10.45 over the past six months and $10.39 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the six-month period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.90%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers Treasury and U.S. Agency indexes, which registered gains of 8.32% and 7.28%, respectively. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant third-place finish, returning 4.81%. While corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances. The Lehman Brothers Mortgage-Backed Securities Index brought up the rear, returning 4.66%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the summer, as record-low interest rates triggered another massive refinancing wave.

(Portfolio Manager photograph)
An interview with Ford O'Neil, Portfolio Manager of Fidelity Intermediate Bond Fund

Q. How did the fund perform, Ford?

A. For the six months ending October 31, 2002, the fund returned 4.87%, while the Lipper Inc. short-intermediate investment grade debt funds average returned 3.80% and the Lehman Brothers Intermediate Government/Credit Bond Index gained 6.07%. For the year ending October 31, 2002, the fund returned 5.04%, while the Lipper average and Lehman Brothers index returned 3.64% and 5.91%, respectively.

Q. What affected fund performance during the six-month period?

A. Sluggish economic growth, lackluster corporate profitability and slumping stock prices spurred bond prices higher. Interest rates across the yield curve sank to historically low levels, as the prospects for Federal Reserve Board tightening were pushed further into the future and concerns about corporate financial scandals and geopolitical unrest eroded investor confidence, sparking a strong flight to quality in government bonds. While the fund generated solid absolute returns and beat its peer average, it was hurt relative to the index by emphasizing mortgage and asset-backed securities, rather than stronger-performing Treasury and agency securities.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What were your core strategies?

A. Given how low interest rates had fallen heading into the period, I felt it was time to rotate some assets out of Treasuries and agencies and into higher-yielding, high-quality mortgage and asset-backed securities - groups not represented in the benchmark - based on their superior return potential. However, rates continued to fall and the yield advantage gained from focusing on these sectors was overwhelmed by the sharp rally in government bond prices. Moreover, declining mortgage rates triggered another massive wave of refinancing during the summer. The fund benefited from my focus on securities with strong cash-flow protection characteristics that were less vulnerable to prepayment activity, including commercial mortgage-backed securities and commercial mortgage obligations. However, our holdings in "plain vanilla" pass-through mortgage securities didn't perform as well. With most of the market priced above par - or face value - prepayments resulted in bondholders receiving par back faster than anticipated, causing them to book a loss without the chance of gaining the additional interest income. Anticipating an eventual flattening front end of the yield curve, I assumed a barbell strategy - that is, positioning the fund to be more heavily weighted toward the long and short ends of the maturity range. Unfortunately, this strategy failed to provide a better total return during the period as the curve continued to steepen.

Q. How did you respond to volatility in the corporate market?

A. I became more conservative both because of the risk related to company-specific management concerns, accounting issues and liquidity problems that threatened the credit quality of several corporate issuers, and because of increased short-selling activity by institutional investors. Despite reducing the fund's overweighting in corporates, security selection proved to be the key driver of performance. Although we weren't immune to troubled securities, we were helped by both good credit analysis and holding smaller positions in more names, which cut our risk exposure and limited our downside relative to the index, while gaining an advantage over our Lipper peers. The fund was hurt by a few electric utilities that stumbled badly, specifically those with unregulated subsidiaries engaged in energy trading and power production that were hampered by heavy debt and overcapacity. We offset some of these losses by overweighting strong-performing banks with solid balance sheets and few industry-wide credit problems.

Q. What's your outlook?

A. I may consider purchasing additional corporate and mortgage securities when I feel more comfortable that the economic recovery is solidifying. At that point, a tighter monetary policy will likely ensue, which should cause Treasury yields to rise, the curve to flatten, prepayment activity to slow, and corporates and mortgages to outperform, changes that bode well for the fund.

Fund Facts

Goal: high level of current income by investing mainly in investment-grade debt securities, while normally maintaining an average maturity between three and 10 years

Fund number: 032

Trading symbol: FTHRX

Start date: May 23, 1975

Size: as of October 31, 2002, more than $5.9 billion

Manager: Ford O'Neil, since 1998; manager, several Fidelity bond funds, since 1992; co-manager, VIP: Asset Manager Portfolios, since 2001; joined Fidelity in 1990

3

Ford O'Neil expands on his outlook:

"Interest rates haven't been this low in decades. Given that, there really isn't much room for them to come down as dramatically as they have over the past two years. So, if rates stabilize at current levels or begin to drift higher once the economy improves, investors will need to readjust their expectations for total return. In a stable or rising rate environment, the income that bonds pay likely will be a much larger component of total return than it has been recently. Fortunately, a diversified fund such as this can help investors weather rising rates. While government bonds may suffer if rates move higher, other sectors of the market, such as corporates and mortgages, will likely fare better.

"I'll continue to focus my energy on sector analysis and security selection, which I feel plays into our strength. With the help of Fidelity's deep bench of researchers and credit analysts, we have a leg up on many of our competitors that rely exclusively on bond ratings from rating agencies when they select securities. Thorough knowledge of company management teams is also vitally important, given the amount of corporate governance and credibility issues out there. This resource advantage has created some great opportunities for us in a volatile market."

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Investment Changes

Average Years to Maturity as of October 31, 2002
6 months ago
Years	5.2	5.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	3.5	3.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
U.S. Governments 36.6%	U.S. Governments 28.6%
AAA 11.5%	AAA 13.5%
AA 6.0%	AA 7.9%
A 18.6%	A 21.9%
BBB 18.1%	BBB 21.4%
BB and Below 1.5%	BB and Below 0.4%
Not Rated 0.0%	Not Rated 0.1%
Short-Term Investments and Net Other Assets 7.7%	Short-Term Investments and Net Other Assets 6.2%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition by Fidelity.

Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Corporate Bonds 40.7%		Corporate Bonds 47.1%
	U.S. Governments 36.6%		U.S. Governments 28.6%
	Asset-Backed Securities 7.8%		Asset-Backed Securities 9.5%
	CMOs and Other Mortgage Related Securities 4.5%		CMOs and Other Mortgage Related Securities 5.4%
	Other Investments 2.7%		Other Investments 3.2%
	Short-Term Investments and Net Other Assets 7.7%		Short-Term Investments and Net Other Assets 6.2%
* Foreign investments	9.7%	** Foreign investments	11.9%
* Futures and Swaps	0.7%	** Futures and Swaps	(0.1)%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Semiannual Report

Investments October 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 40.3%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 2.6%
Auto Components - 0.4%
DaimlerChrysler North America Holding Corp.:
7.2% 9/1/09	$ 9,470	$ 10,129
7.4% 1/20/05	6,000	6,384
7.75% 6/15/05	8,000	8,653
		25,166
Media - 2.2%
AOL Time Warner, Inc.:
5.625% 5/1/05	5,000	4,981
6.75% 4/15/11	8,800	8,605
6.875% 5/1/12	10,600	10,472
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	9,050	9,141
Clear Channel Communications, Inc. 7.875% 6/15/05	980	1,039
Continental Cablevision, Inc.:
8.3% 5/15/06	11,501	11,294
9% 9/1/08	11,000	10,890
Cox Communications, Inc.:
6.5% 11/15/02	1,500	1,500
7.125% 10/1/12	7,950	8,214
7.75% 8/15/06	5,000	5,304
Hearst-Argyle Television, Inc. 7% 11/15/07	6,500	6,428
News America Holdings, Inc.:
7.375% 10/17/08	9,900	10,404
8.5% 2/15/05	4,000	4,229
News America, Inc. 6.625% 1/9/08	4,623	4,743
Shaw Communications, Inc. 7.2% 12/15/11	14,500	12,493
TCI Communications, Inc.:
8% 8/1/05	2,748	2,738
8.65% 9/15/04	2,000	2,021
9.8% 2/1/12	3,000	3,325
Time Warner Entertainment Co. LP 8.375% 3/15/23	4,315	4,386
Time Warner, Inc. 7.75% 6/15/05	7,800	7,998
		130,205
TOTAL CONSUMER DISCRETIONARY		155,371
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER STAPLES - 1.3%
Food & Drug Retailing - 0.5%
Fred Meyer, Inc. 7.375% 3/1/05	$ 8,000	$ 8,701
Kroger Co. 8.05% 2/1/10	10,635	12,472
Safeway, Inc. 3.625% 11/5/03	7,500	7,567
		28,740
Food Products - 0.3%
Kellogg Co. 6% 4/1/06	14,850	16,162
Tobacco - 0.5%
Philip Morris Companies, Inc. 7% 7/15/05	150	161
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	15,175	15,687
7.75% 5/15/06	14,060	15,168
		31,016
TOTAL CONSUMER STAPLES		75,918
ENERGY - 1.3%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc. 5.8% 2/15/03	7,800	7,858
Petroliam Nasional BHD (Petronas) yankee 7.125% 10/18/06 (c)	10,593	11,884
		19,742
Oil & Gas - 1.0%
Barrett Resources Corp. 7.55% 2/1/07	1,905	1,780
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	13,450	14,105
Pemex Project Funding Master Trust 7.875% 2/1/09 (c)	7,850	8,095
Phillips Petroleum Co. 8.5% 5/25/05	3,500	3,984
The Coastal Corp.:
6.2% 5/15/04	15,265	12,823
7.75% 10/15/35	3,500	2,275
9.625% 5/15/12	11,610	8,533
Valero Energy Corp. 6.875% 4/15/12	5,860	5,650
		57,245
TOTAL ENERGY		76,987
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - 24.2%
Banks - 7.5%
Abbey National First Capital BV yankee 8.2% 10/15/04	$ 12,400	$ 13,767
Abbey National PLC 6.69% 10/17/05	3,280	3,642
Australia & New Zealand Banking Group Ltd. yankee 6.25% 2/1/04	15,995	16,727
Banc One Corp. 7.6% 5/1/07	10,000	11,669
Bank of America Corp.:
4.75% 10/15/06	6,485	6,837
7.125% 9/15/06	4,000	4,530
Bank of Montreal 6.1% 9/15/05	3,000	3,234
Bank of New York Co., Inc. 8.5% 12/15/04	9,750	10,989
Bank One Corp.:
6.5% 2/1/06	610	668
7.625% 8/1/05	1,390	1,562
BankBoston Corp. 6.625% 12/1/05	7,205	7,705
Capital One Bank:
6.375% 2/15/03	5,680	5,579
6.5% 7/30/04	11,110	10,239
6.65% 3/15/04	13,900	12,815
Chase Manhattan Corp.:
6.375% 4/1/08	3,500	3,787
7.25% 6/1/07	6,303	7,071
CIT Group, Inc. 5.625% 5/17/04	6,315	6,261
Crestar Finanical Corp. 8.75% 11/15/04	7,100	8,008
Den Danske Bank AS 6.375% 6/15/08 (c)(e)	15,800	16,647
Den Danske Bank Group AS yankee 7.25% 6/15/05 (c)	10,670	11,745
Fifth Third Bank, Cincinnati 6.75% 7/15/05	9,550	10,516
First National Boston Corp. 7.375% 9/15/06	4,950	5,510
First Tennessee National Corp. 6.75% 11/15/05	7,020	7,663
First Union Corp.:
7.55% 8/18/05	4,320	4,854
7.7% 2/15/05	11,905	13,139
Fleet Financial Group, Inc. 7.125% 4/15/06	1,595	1,732
FleetBoston Financial Corp. 7.25% 9/15/05	18,450	19,872
H.F. Ahmanson & Co. 7.875% 9/1/04	1,250	1,352
Key Bank NA 5.8% 4/1/04	7,000	7,332
Korea Development Bank 7.375% 9/17/04	7,890	8,537
Landesbank Baden-Wurttemberg 6.35% 4/1/12	4,800	5,298
MBNA America Bank NA 6.625% 6/15/12	7,275	7,085
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
MBNA Corp.:
6.25% 1/17/07	$ 6,345	$ 6,485
6.34% 6/2/03	2,900	2,961
7.5% 3/15/12	9,710	9,879
Mellon Bank NA, Pittsburgh 7.375% 5/15/07	7,000	8,077
Merita Bank Ltd. yankee 6.5% 1/15/06	12,000	13,104
National Australia Bank Ltd. yankee:
6.4% 12/10/07 (e)	9,875	9,903
6.6% 12/10/07	10,000	11,270
NationsBank Corp. 6.375% 2/15/08	5,000	5,608
Norwest Corp. 6.5% 6/1/05	5,000	5,460
PNC Bank NA, Pittsburgh 7.875% 4/15/05	5,195	5,711
PNC Funding Corp.:
5.75% 8/1/06	6,925	7,269
7.5% 11/1/09	9,580	10,868
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	5,000	5,462
8.817% 3/31/49	5,450	6,123
9.118% 3/31/49	15,185	18,455
Swiss Bank Corp. 6.75% 7/15/05	4,000	4,381
U.S. Bank NA, Minnesota 5.7% 12/15/08	15,750	17,088
Union Planters National Bank, Memphis 5.125% 6/15/07	4,345	4,605
Wachovia Corp. 6.7% 6/21/04	10,000	10,711
Washington Mutual, Inc.:
5.625% 1/15/07	13,160	13,864
7.5% 8/15/06	9,210	10,309
Wells Fargo & Co. 7.25% 8/24/05	2,250	2,521
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	4,000	4,703
		451,189
Diversified Financials - 14.1%
ABN AMRO NA Holding Pfd. Capital Repackage Trust I yankee 6.523% 12/29/49 (b)(c)	10,700	10,638
Alliance Capital Management LP 5.625% 8/15/06	7,995	8,370
American Airlines pass thru trust certificates 7.858% 4/1/13	5,000	4,545
American Gen. Finance Corp. 5.875% 7/14/06	12,500	13,285
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Amvescap PLC:
5.9% 1/15/07	$ 5,375	$ 5,701
6.6% 5/15/05	10,785	11,633
Associates Corp. of North America 7.75% 2/15/05	6,910	7,630
CIT Group, Inc.:
5.75% 9/25/07	8,485	8,272
7.125% 10/15/04	1,700	1,740
7.75% 4/2/12	6,890	7,043
Citigroup, Inc.:
5.625% 8/27/12	14,865	15,293
7.25% 10/1/10	18,500	20,963
Countrywide Home Loans, Inc.:
5.5% 8/1/06	13,000	13,507
5.5% 2/1/07	1,500	1,560
6.935% 7/16/07	15,000	16,527
Delta Air Lines, Inc. pass thru trust certificate 7.57% 11/18/10	1,575	1,434
Deutsche Telekom International Finance BV:
8.25% 6/15/05	15,720	16,942
8.5% 6/15/10	8,000	8,911
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (c)	3,655	3,106
Ford Motor Credit Co.:
5.8% 1/12/09	38,775	32,743
6.5% 1/25/07	15,425	13,971
6.875% 2/1/06	15,700	14,475
7.375% 10/28/09	21,150	19,141
7.5% 3/15/05	3,500	3,398
7.6% 8/1/05	3,650	3,543
7.875% 6/15/10	6,500	6,036
General Electric Capital Corp.:
4.625% 9/15/09	20,000	20,162
6% 6/15/12	19,700	20,927
6.125% 2/22/11	18,700	19,961
General Motors Acceptance Corp.:
6.38% 1/30/04	4,430	4,465
6.75% 1/15/06	40,055	39,679
6.875% 9/15/11	22,590	20,584
7.5% 7/15/05	1,775	1,821
7.75% 1/19/10	5,270	5,144
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Goldman Sachs Group LP 7.2% 11/1/06 (c)	$ 7,300	$ 8,135
Goldman Sachs Group, Inc.:
5.7% 9/1/12	8,760	8,970
6.6% 1/15/12	6,905	7,505
7.625% 8/17/05	10,750	12,005
Household Finance Corp.:
6.375% 10/15/11	46,455	39,908
6.5% 1/24/06	5,220	4,708
8% 5/9/05	2,905	2,731
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	15,445	18,658
ING Capital Funding Trust III 8.439% 12/31/10	8,925	10,156
J.P. Morgan Chase & Co.:
5.625% 8/15/06	3,390	3,593
6.75% 2/1/11	5,265	5,686
Legg Mason, Inc. 6.75% 7/2/08	17,000	18,394
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	12,790	13,760
6.625% 1/18/12	2,550	2,767
Mellon Funding Corp. 7.5% 6/15/05	13,200	14,844
Merrill Lynch & Co., Inc. 6.15% 1/26/06	11,255	12,046
Morgan Stanley:
5.8% 4/1/07	9,950	10,661
6.1% 4/15/06	23,455	25,184
7.75% 6/15/05	8,595	9,517
Newcourt Credit Group, Inc. 6.875% 2/16/05	6,000	6,043
NiSource Finance Corp.:
7.5% 11/15/03	8,625	8,430
7.625% 11/15/05	4,525	4,448
7.875% 11/15/10	11,915	11,614
Petronas Capital Ltd. 7% 5/22/12 (c)	8,150	8,848
Popular North America, Inc. 6.125% 10/15/06	10,590	11,353
Powergen US Funding LLC 4.5% 10/15/04	8,940	9,167
Prime Property Funding II 6.25% 5/15/07	12,100	12,636
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	10,500	11,539
Scotland International Finance #2 BV yankee:
7.7% 8/15/10 (c)	8,000	9,467
8.8% 1/27/04 (c)	5,250	5,659
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Sprint Capital Corp.:
6% 1/15/07	$ 7,500	$ 6,053
6.125% 11/15/08	10,500	8,252
6.875% 11/15/28	2,645	1,754
7.625% 1/30/11	6,300	5,076
7.9% 3/15/05	4,500	4,064
State Street Corp. 7.65% 6/15/10	3,000	3,563
Textron Financial Corp. 7.125% 12/9/04	12,675	13,415
TIAA Global Markets, Inc. 5% 3/1/07 (c)	7,310	7,670
TXU Eastern Funding 6.75% 5/15/09 (a)	13,500	2,498
Verizon Global Funding Corp.:
6.125% 6/15/07	13,400	14,249
7.25% 12/1/10	16,555	17,916
7.375% 9/1/12	3,250	3,577
Verizon Wireless Capital LLC 5.375% 12/15/06 (c)	11,535	11,389
Wells Fargo Financial, Inc. 5.875% 8/15/08	12,250	13,258
		844,316
Insurance - 1.1%
American General Corp. 6.25% 3/15/03	11,000	11,175
New York Life Insurance Co. 6.4% 12/15/03 (c)	10,000	10,470
Principal Life Global Funding I 6.25% 2/15/12 (c)	17,745	18,370
St. Paul Companies, Inc. 8.125% 4/15/10	8,475	9,253
Western National Corp. 7.125% 2/15/04	18,430	19,510
		68,778
Real Estate - 1.5%
Arden Realty LP 8.875% 3/1/05	12,465	13,839
AvalonBay Communities, Inc. 6.58% 2/15/04	6,635	6,967
BRE Properties, Inc. 5.75% 9/1/09	5,000	5,061
Cabot Industrial Property LP 7.125% 5/1/04	8,465	8,844
CenterPoint Properties Trust:
5.75% 8/15/09	6,540	6,706
7.125% 3/15/04	9,000	9,472
Duke Realty LP New 6.875% 3/15/05	11,700	12,492
EOP Operating LP:
6.5% 1/15/04	1,745	1,805
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
EOP Operating LP: - continued
6.763% 6/15/07	$ 4,700	$ 5,091
7.375% 11/15/03	4,400	4,582
7.75% 11/15/07	7,780	8,821
Merry Land & Investment Co., Inc. 6.875% 11/1/03	5,605	5,862
		89,542
TOTAL FINANCIALS		1,453,825
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.4%
Raytheon Co.:
7.9% 3/1/03	6,390	6,474
8.2% 3/1/06	4,500	4,934
8.3% 3/1/10	12,000	13,981
		25,389
Industrial Conglomerates - 0.3%
Tyco International Group SA:
6.125% 1/15/09	2,640	2,270
yankee:
6.375% 6/15/05	2,140	1,947
6.375% 2/15/06	10,000	9,000
6.75% 2/15/11	8,200	6,970
		20,187
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	19,000	19,610
CSX Corp. 6.46% 6/22/05	5,000	5,369
Norfolk Southern Corp. 6% 4/30/08	9,250	10,019
		34,998
TOTAL INDUSTRIALS		80,574
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc.:
6.5% 11/15/28	$ 4,530	$ 3,404
8% 11/1/11	9,235	9,083
		12,487
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 5.5% 7/1/07	16,160	16,694
TOTAL INFORMATION TECHNOLOGY		29,181
MATERIALS - 0.4%
Metals & Mining - 0.2%
Falconbridge Ltd. 7.35% 6/5/12	15,145	15,614
Paper & Forest Products - 0.2%
Abitibi-Consolidated, Inc. yankee 8.3% 8/1/05	3,380	3,536
Weyerhaeuser Co. 6.75% 3/15/12	6,000	6,289
		9,825
TOTAL MATERIALS		25,439
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.5%
AT&T Corp.:
5.625% 3/15/04	6,900	6,866
6% 3/15/09	4,000	3,820
6.5% 11/15/06 (b)	4,000	4,000
7.3% 11/15/11 (b)	29,900	29,302
Citizens Communications Co. 8.5% 5/15/06	19,300	19,493
France Telecom SA 9.25% 3/1/11	8,400	9,268
Koninklijke KPN NV yankee:
7.5% 10/1/05	5,000	5,442
8% 10/1/10	12,917	14,522
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	12,850	12,817
Telefonos de Mexico SA de CV 8.25% 1/26/06	10,800	11,381
Teleglobe Canada, Inc. yankee 7.2% 7/20/09 (a)	6,875	138
TELUS Corp.:
7.5% 6/1/07	7,410	6,113
8% 6/1/11	19,886	15,312
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
U.S. West Communications 7.2% 11/1/04	$ 7,000	$ 6,545
Verizon New York, Inc. 7.375% 4/1/32	5,085	5,285
		150,304
Wireless Telecommunication Services - 0.7%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	5,000	4,525
7.5% 5/1/07	5,000	4,425
7.875% 3/1/11	6,950	6,047
Cingular Wireless LLC:
5.625% 12/15/06	10,500	10,528
6.5% 12/15/11	15,200	14,963
		40,488
TOTAL TELECOMMUNICATION SERVICES		190,792
UTILITIES - 5.5%
Electric Utilities - 4.0%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (c)	15,805	8,377
Avon Energy Partners Holdings 6.73% 12/11/02 (c)	18,500	18,542
Constellation Energy Group, Inc.:
6.35% 4/1/07	8,690	8,754
7% 4/1/12	5,630	5,549
Dominion Resources, Inc. 7.6% 7/15/03	6,280	6,440
Duke Capital Corp.:
6.75% 2/15/32	2,445	1,890
7.5% 10/1/09	10,260	10,042
Exelon Generation Co. LLC 6.95% 6/15/11	9,365	9,731
FirstEnergy Corp.:
5.5% 11/15/06	8,690	8,391
6.45% 11/15/11	7,535	7,022
FPL Group Capital, Inc. 7.625% 9/15/06	5,280	5,774
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07 (c)	5,200	5,138
5.875% 10/1/12 (c)	5,670	5,573
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Niagara Mohawk Power Corp.:
7.375% 8/1/03	$ 12,450	$ 12,878
7.75% 5/15/06	4,000	4,525
8% 6/1/04	9,069	9,792
8.875% 5/15/07	2,485	2,954
Philadelphia Electric Co. 6.5% 5/1/03	4,800	4,900
PPL Electric Utilities Corp.:
5.875% 8/15/07	7,910	8,514
6.25% 8/15/09	10,265	11,110
Progress Energy, Inc. 6.75% 3/1/06	14,500	14,895
PSI Energy, Inc. 6.65% 6/15/06	9,245	9,749
Public Service Co. of Colorado 7.875% 10/1/12 (c)	7,345	7,605
Reliant Energy Resources Corp. 8.125% 7/15/05	8,000	6,727
Southern Power Co. 6.25% 7/15/12 (c)	12,710	13,309
Southwestern Public Service Co. 5.125% 11/1/06	3,000	2,764
TECO Energy, Inc.:
6.125% 5/1/07	9,830	8,405
7% 5/1/12	17,225	14,003
Texas Utilities Co. 6.375% 1/1/08	1,150	920
TXU Corp. 6.375% 6/15/06	6,470	5,305
		239,578
Gas Utilities - 1.3%
Columbia Energy Group 6.8% 11/28/05	3,108	3,105
Consolidated Natural Gas Co.:
5.75% 8/1/03	5,180	5,279
7.375% 4/1/05	7,500	8,141
Kinder Morgan Energy Partners LP:
5.35% 8/15/07 (c)	16,800	17,261
7.125% 3/15/12	15,555	16,956
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	9,700	10,500
Sempra Energy 7.95% 3/1/10	7,395	7,673
Texas Eastern Transmission Corp.:
5.25% 7/15/07	2,545	2,638
7.3% 12/1/10	6,295	6,956
		78,509
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.2%
Williams Companies, Inc.:
7.125% 9/1/11	$ 12,960	$ 7,646
7.5% 1/15/31	10,795	5,937
		13,583
TOTAL UTILITIES		331,670
TOTAL NONCONVERTIBLE BONDS (Cost $2,399,680)		2,419,757
U.S. Government and Government Agency Obligations - 26.9%

U.S. Government Agency Obligations - 4.8%
Fannie Mae:
3.625% 4/15/04	7,090	7,288
5% 1/15/07	57,100	61,605
5.125% 2/13/04	2,025	2,116
5.25% 4/15/07	36,250	39,485
5.5% 2/15/06	4,420	4,820
5.5% 5/2/06	14,890	16,290
Federal Home Loan Bank 6.5% 8/15/07	20,000	22,848
Financing Corp. - coupon STRIPS:
0% 12/6/03	2,168	2,128
0% 10/5/05	1,000	927
Freddie Mac:
3.25% 1/15/04	4,885	4,980
4.875% 3/15/07	9,470	10,171
5.85% 2/21/06	2,425	2,680
5.875% 3/21/11	4,085	4,417
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	1,487	1,541
Series 1993-D, 5.23% 5/15/05	1,364	1,421
Series 1995-A, 6.28% 6/15/04	8,003	8,316
Series 1996-A, 6.55% 6/15/04	4,106	4,276
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1994-B, 7.5% 1/26/06	$ 1,338	$ 1,464
Series 1997-A, 6.104% 7/15/03	3,333	3,410
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1996-A1, 6.726% 9/15/10	11,826	13,337
Series 1998-196A, 5.926% 6/15/05	4,821	5,179
Private Export Funding Corp. secured 5.8% 2/1/04	5,100	5,295
Sallie Mae:
4.75% 4/23/04	17,500	18,273
5.25% 3/15/06	22,000	23,783
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	2,917	3,166
6.625% 8/15/03	15,800	16,365
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.66% 8/1/15	3,715	4,141
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		289,722
U.S. Treasury Obligations - 22.1%
U.S. Treasury Bonds:
8% 11/15/21	95,000	129,749
11.25% 2/15/15	63,000	104,103
12% 8/15/13	115,350	168,370
U.S. Treasury Notes:
4.375% 5/15/07	100,000	107,199
5.625% 5/15/08	136,185	154,117
5.75% 11/15/05	58,900	65,133
6.5% 2/15/10	218,660	259,878
7% 7/15/06	286,360	332,573
TOTAL U.S. TREASURY OBLIGATIONS		1,321,122
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,521,934)		1,610,844
U.S. Government Agency - Mortgage Securities - 6.6%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 2.6%
5.5% 8/1/14 to 12/1/14	$ 59,102	$ 61,491
6.5% 3/1/13 to 8/1/32	72,049	75,047
6.5% 11/1/32 (d)	967	1,001
7% 7/1/25 to 5/1/32	6,463	6,758
7.5% 8/1/13 to 8/1/29	9,284	9,875
12.5% 4/1/14 to 8/1/15	118	139
TOTAL FANNIE MAE		154,311
Freddie Mac - 0.4%
7% 9/1/06 to 7/1/13	7,151	7,577
7.5% 4/1/07 to 11/1/30	13,278	14,081
8.5% 6/1/13	12	13
TOTAL FREDDIE MAC		21,671
Government National Mortgage Association - 3.6%
7% 1/15/28 to 7/15/32	187,941	197,471
7.5% 3/15/28	263	280
8% 7/15/17 to 8/15/30	19,739	21,428
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		219,179
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $385,786)		395,161
Asset-Backed Securities - 6.9%

AESOP Funding II LLC 3.85% 10/20/06 (c)	8,800	9,030
AmeriCredit Automobile Receivables Trust:
3.32% 6/8/09	6,800	6,799
5.01% 7/14/08	15,000	15,800
5.37% 6/12/08	10,000	10,559
Amortizing Residential Collateral Trust 2.16% 6/25/32 (e)	9,368	9,347
BankAmerica Manufactured Housing Contract Trust V 6.2% 4/10/09	9	9
Capital One Master Trust 4.55% 2/15/08	20,000	20,739
Capital One Multi-Asset Execution Trust 2.48% 7/15/08 (e)	11,195	11,101
CIT Marine Trust 5.8% 4/15/10	1,566	1,580
Citibank Credit Card Issuance Trust 4.1% 12/7/06	20,000	20,770
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Citibank Credit Card Master Trust I:
0% 8/15/06 (h)	$ 29,020	$ 27,856
5.3% 1/9/06	7,610	7,923
DaimlerChrysler Auto Trust 5.16% 1/6/05	20,665	21,039
Dayton Hudson Credit Card Master Trust 5.9% 5/25/06	7,500	7,718
Discover Card Master Trust I:
5.6% 5/16/06	22,695	23,601
5.85% 1/17/06	17,000	17,499
Honda Auto Receivables Owner Trust 5.36% 9/20/04	12,603	12,789
Household Automotive Trust 2.85% 3/19/07	18,250	18,387
Household Private Label Credit Card Master Note Trust I 4.95% 6/16/08	18,000	18,877
MBNA Credit Card Master Note Trust 5.15% 7/15/09	15,000	15,913
Morgan Stanley Dean Witter Capital I Trust 2.1538% 8/25/32 (e)	9,822	9,822
Navistar Financial Owner Trust 7.34% 1/15/07	8,718	9,017
Onyx Acceptance Owner Trust 3.75% 4/15/06	8,520	8,716
PP&L Transition Bonds LLC:
6.6% 3/25/05	2,016	2,039
6.72% 12/26/05	17,000	17,646
Prime Credit Card Master Trust 6.7% 10/15/09	21,250	23,365
Railcar Trust 7.75% 6/1/04	3,783	3,963
Sears Credit Account Master Trust II:
7% 7/15/08	23,406	24,482
7.25% 11/15/07	10,000	10,319
Triad Auto Receivables Owner Trust:
3.24% 8/12/09	11,375	11,441
5.98% 9/17/05	772	773
Wells Fargo Auto Trust 4.68% 2/15/05	9,450	9,590
West Penn Funding LLC 6.63% 12/26/05	2,003	2,060
WFS Financial Owner Trust 7.75% 11/20/04	2,417	2,438
TOTAL ASSET-BACKED SECURITIES (Cost $399,096)		413,007
Collateralized Mortgage Obligations - 2.7%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - 2.7%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class:
Series 1993-206 Class KA, 6.5% 12/25/22	$ 18,082	$ 18,883
Series 1994-63 Class PH, 7% 6/25/23	10,855	11,407
Fannie Mae guaranteed REMIC pass thru trust:
planned amortization class:
Series 2001-53 Class PE, 6.5% 10/25/24	16,672	17,117
Series 2001-64 Class PY, 6% 7/25/26	19,841	20,667
sequential pay Series 1998-44 Class A, 6.5% 2/18/25	7,597	7,697
Series 2002-36 Class VG, 6.5% 3/13/13	24,316	27,156
Series 2002-64 Class PC, 5.5% 12/25/26	5,303	5,520
Series 2002-73 Class QC, 5.5% 1/25/26	13,146	13,937
Freddie Mac sequential pay Series 2355 Class AE, 6% 9/15/31	4,464	4,843
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class Series 2396 Class PX, 6% 6/15/27	20,000	21,157
sequential pay Series 2122 Class L, 6% 11/15/26	4,542	4,622
Ginnie Mae guaranteed REMIC pass thru securities Series 2002-47 Class VA, 6.5% 4/20/13	7,678	8,152
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $156,671)		161,158
Commercial Mortgage Securities - 4.2%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	12,809	14,039
Series 1997-D5 Class PS1, 1.481% 2/14/43 (e)(f)(g)	108,707	8,162
BTR 2 Trust floater Series 1999-S1A Class D, 4.0038% 2/28/14 (c)(e)	1,415	1,414
Chase Commercial Mortgage Securities Corp. sequential pay Series 1999-2 Class A1, 7.032% 1/15/32	7,093	7,873
COMM:
floater Series 2000-FL3A Class C, 2.5625% 11/15/12 (c)(e)	10,000	9,965
sequential pay Series 1999-1 Class A2, 6.455% 5/15/32	11,760	13,156
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Commercial Mortgage Asset Trust:
floater Series 1999-C2 Class A2, 7.546% 11/17/32	$ 11,450	$ 13,451
sequential pay Series 1999-C1 Class A3, 6.64% 9/17/10	12,782	14,419
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (c)	6,954	7,494
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 2000-C1 Class A1, 7.325% 4/15/62	8,774	9,867
Series 2001-CK3 Class A2, 6.04% 6/15/34	11,900	12,960
Series 1997-SPCE Class D, 7.332% 4/20/08 (c)	345	345
Series 2001-CKN5 Class AX, 1.1008% 9/15/34 (c)(e)(g)	120,364	9,253
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	10,000	10,422
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 6/10/33	9,795	11,044
FMAC Loan Receivables Trust sequential pay Series 1998-CA Class A1, 5.99% 11/15/04 (c)	2,063	2,001
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.5482% 5/15/33 (c)(e)(g)	96,548	4,209
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/3/15 (c)	6,456	7,160
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C10 Class A1, 7.1075% 8/15/32	6,533	7,312
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/30/30 (c)	8,455	8,875
Morgan Stanley Capital I, Inc. sequential pay Series 1997-HF1 Class A2, 7.27% 7/15/29 (c)	18,845	20,992
Morgan Stanley Dean Witter Capital I Trust Series 2002-XLF Class F, 422.24% 8/5/14 (e)	9,931	9,931
Prudential Securities Secured Financing Corp. sequential pay Series 1998-C1 Class A1B, 6.506% 7/15/08	10,000	11,170
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (c)	5,000	5,564
Series 1 Class C1, 6.762% 11/15/04 (c)	20,000	21,325
Trizechahn Office Properties Trust Series 2001-TZHA Class C3, 6.522% 3/15/13 (c)	8,400	9,220
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $233,765)		251,623
Foreign Government and Government Agency Obligations - 2.5%
	Principal Amount (000s)	Value (Note 1) (000s)
British Columbia Province 7.125% 6/11/07	$ 2,750	$ 3,189
Chilean Republic:
5.625% 7/23/07	6,595	6,813
6.875% 4/28/09	8,050	8,530
7.125% 1/11/12	11,070	11,900
Malaysian Government 7.5% 7/15/11	5,955	6,770
Manitoba Province yankee 5.5% 10/1/08	15,000	16,518
Ontario Province 7% 8/4/05	4,680	5,226
Polish Government 6.25% 7/3/12	12,680	13,758
Quebec Province:
7% 1/30/07	9,500	10,865
yankee 6.5% 1/17/06	21,250	23,547
Saskatchewan Province 7.125% 3/15/08	4,800	5,700
United Mexican States:
7.5% 1/14/12	29,700	30,962
8% 9/24/22	8,000	7,720
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $140,974)		151,498
Supranational Obligations - 0.2%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $10,366)	10,460	10,469
Fixed-Income Funds - 2.5%
	Shares
Fidelity Ultra-Short Central Fund (Cost $150,000) (f)	1,505,025	149,178
Cash Equivalents - 5.5%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $328,350)	$ 328,368	328,350
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $5,726,622)		5,891,045
NET OTHER ASSETS - 1.7%		102,955
NET ASSETS - 100%		$ 5,994,000
Swap Agreements
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.5096% and pay quarterly a floating rate based on 3-month LIBOR with Merrill Lynch, Inc.	August 2004	$ 50,000	$ 501
Legend
(a) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $363,933,000 or 6.1% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(h) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $2,307,081,000 and $1,626,783,000, respectively, of which long-term U.S. government and government agency obligations aggregated $1,404,054,000 and $742,954,000, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $16,882,000. The weighted average interest rate was 1.83%. Interest earned from the interfund lending program amounted to $7,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information
At April 30, 2002, the fund had a capital loss carryforward of approximately $36,733,000 of which $8,898,000 and $27,835,000 will expire on April 30, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002 (Unaudited)

Assets
Investment in securities, at value (including repurchase agreements of $328,350) (cost $5,726,622) - See accompanying schedule		$ 5,891,045
Cash		1
Receivable for investments sold		52,331
Receivable for fund shares sold		13,184
Interest receivable		79,660
Unrealized gain on swap agreements		501
Other receivables		13
Total assets		6,036,735

Liabilities
Payable for investments purchased Regular delivery	$ 28,118
Delayed delivery	1,003
Payable for fund shares redeemed	9,642
Distributions payable	663
Accrued management fee	2,137
Other payables and accrued expenses	1,172
Total liabilities		42,735

Net Assets		$ 5,994,000
Net Assets consist of:
Paid in capital		$ 5,832,062
Undistributed net investment income		11,122
Accumulated undistributed net realized gain (loss) on investments		(14,111)
Net unrealized appreciation (depreciation) on investments		164,927
Net Assets, for 568,395 shares outstanding		$ 5,994,000
Net Asset Value, offering price and redemption price per share ($5,994,000 ÷ 568,395 shares)		$ 10.55

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)

Investment Income
Interest		$ 154,765
Security lending		122
Total income		154,887

Expenses
Management fee	$ 11,862
Transfer agent fees	5,232
Accounting and security lending fees	330
Non-interested trustees' compensation	8
Custodian fees and expenses	78
Registration fees	156
Audit	27
Legal	18
Miscellaneous	345
Total expenses before reductions	18,056
Expense reductions	(79)	17,977
Net investment income (loss)		136,910
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		33,568
Change in net unrealized appreciation (depreciation) on: Investment securities	84,863
Swap agreements	501
Total change in net unrealized appreciation (depreciation)		85,364
Net gain (loss)		118,932
Net increase (decrease) in net assets resulting from operations		$ 255,842

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)	Year ended April 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 136,910	$ 249,612
Net realized gain (loss)	33,568	40,020
Change in net unrealized appreciation (depreciation)	85,364	21,118
Net increase (decrease) in net assets resulting from operations	255,842	310,750
Distributions to shareholders from net investment income	(135,592)	(245,354)
Share transactions Net proceeds from sales of shares	1,624,343	2,332,092
Reinvestment of distributions	131,573	237,905
Cost of shares redeemed	(946,465)	(1,511,303)
Net increase (decrease) in net assets resulting from share transactions	809,451	1,058,694
Total increase (decrease) in net assets	929,701	1,124,090

Net Assets
Beginning of period	5,064,299	3,940,209
End of period (including undistributed net investment income of $11,122 and undistributed net investment income of $9,804, respectively)	$ 5,994,000	$ 5,064,299
Other Information Shares
Sold	155,287	225,833
Issued in reinvestment of distributions	12,550	23,040
Redeemed	(90,747)	(146,504)
Net increase (decrease)	77,090	102,369

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2002	Years ended April 30,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.31	$ 10.13	$ 9.67	$ 10.15	$ 10.16	$ 9.96
Income from Investment Operations
Net investment income (loss) D	.259	.560 F	.641	.623	.613	.646
Net realized and unrealized gain (loss)	.239	.172 F	.455	(.485)	(.013)	.200
Total from investment operations	.498	.732	1.096	.138	.600	.846
Distributions from net investment income	(.258)	(.552)	(.636)	(.618)	(.610)	(.646)
Net asset value, end of period	$ 10.55	$ 10.31	$ 10.13	$ 9.67	$ 10.15	$ 10.16
Total Return B, C	4.87%	7.36%	11.66%	1.44%	6.03%	8.70%
Ratios to Average Net Assets E
Expenses before expense reductions	.65% A	.63%	.64%	.67%	.66%	.66%
Expenses net of voluntary waivers, if any	.65% A	.63%	.64%	.67%	.66%	.66%
Expenses net of all reductions	.65% A	.63%	.63%	.66%	.65%	.65%
Net investment income (loss)	4.93% A	5.44% F	6.46%	6.32%	6.00%	6.37%
Supplemental Data
Net assets, end of period (in millions)	$ 5,994	$ 5,064	$ 3,940	$ 3,199	$ 3,515	$ 3,092
Portfolio turnover rate	63% A	78%	83%	102%	108%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data, ratios and supplemental data for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is remove from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 254,637	|
Unrealized depreciation	(88,064)
Net unrealized appreciation (depreciation)	$ 166,573
Cost for federal income tax purposes	$ 5,724,472

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Semiannual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Swaps. The fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,165 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent and accounting expenses by $7 and $72, respectively.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Floating Rate High Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

Total Bond

Ultra-Short Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IBF-SANN-1202 158341
1.538685.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Large Cap Stock

Fund

Semiannual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity ® Large Cap Stock	-17.42%	-16.29%	1.85%	64.08%
S&P 500 ®	-17.02%	-15.11%	3.69%	80.84%
Growth Funds Average	-19.03%	-16.68%	-3.63%	n/a*
Large-Cap Core Funds Average	-17.61%	-16.26%	-3.24%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on June 22, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Large Cap Stock	-16.29%	0.37%	6.96%
S&P 500	-15.11%	0.73%	8.38%
Growth Funds Average	-16.68%	-1.14%	n/a*
Large-Cap Core Funds Average	-16.26%	-0.82%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Large Cap Stock Fund on June 22, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the six-month period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities of late, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall six-month period, the large-cap oriented Standard & Poor's 500SM Index dropped 17.02%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.08%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 14.61%.

(Portfolio Manager photograph)
An interview with Karen Firestone, Portfolio Manager of Fidelity Large Cap Stock Fund

Q. How did the fund perform, Karen?

A. For the six months ending October 31, 2002, the fund fell 17.42%, while the Lipper Inc. growth funds average and the Standard & Poor's 500 Index declined 19.03% and 17.02%, respectively. For the year ending October 31, 2002, the fund fell 16.29%, while the Lipper average and S&P 500 dropped 16.68% and 15.11%, respectively.

Q. What swayed performance during the past six months?

A. Despite a strong broad-market rally in October, there were few places to hide from negative returns given that every major sector ended the period firmly in the red. As the prospects for a strong economic recovery dimmed during the period, the fund benefited from becoming more cautious, emphasizing simple, high-quality companies with good earnings visibility, decent growth rates and reasonably attractive valuations. Also, I limited the fund's exposure to higher-growth names with little-to-no current earnings that suffered the most amid difficult market conditions. We also avoided most of the companies with overly complex accounting structures that were hurt by financial reporting scandals. While this conservative positioning paid off relative to our competitors, it wasn't as effective versus the index.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Could you expand on your principal strategies?

A. I invested in several mid- and large-sized industrial and consumer stocks that performed nicely in a tough market. Rail stocks, such as Union Pacific, were strong, as was air courier FedEx. Additionally, the fund got a boost from its ample exposure to fast-growing specialty and multiline retailers, including Lowe's and Big Lots, respectively. Tribune Company further aided performance, bucking a downtrend in the media sector. I also played some pretty good defense. I added to holdings in attractively priced consumer staples stocks, such as Alberto-Culver and Dean Foods, which helped. Tobacco giant Philip Morris, however, failed to perform despite its defensive characteristics, largely due to heightened litigation risk. Another plus was underweighting telecommunication services and utilities stocks, which were plagued by continued weak business fundamentals. Finally, good stock picking in finance helped make up for holding too few regional banks, which benefited from last year's interest rate cuts.

Q. What investment decisions didn't work out as well?

A. While trimming the fund's technology exposure sheltered the fund somewhat, performance was hurt by an emphasis on large-cap hardware names, such as Intel, which suffered from sluggish capital spending and a delayed new personal computer cycle. A handful of smaller-cap semiconductor names, including LTX and Integrated Device Technology, also dampened returns. Still, having an overweighted position in Microsoft helped, as the stock outpaced the index due to more stable earnings. Elsewhere, despite favorable results from our health care equipment and services stocks - most notably Boston Scientific - small positions in several weak biotechnology holdings hamstrung us. Millennium Pharmaceuticals, Alkermes, Ilex Oncology and Protein Design Labs were notable detractors, as investors embraced companies with better near-term earnings prospects. The damage would have been worse had I not scaled back on the fund's weighting in large-cap drug stocks, which were plagued by patent expirations, slower product approvals and manufacturing problems, among other factors. Johnson & Johnson was the exception, and underweighting the stock hurt, as it performed relatively well due to investors' enthusiasm for its new drug-coated stents. Some stocks I've mentioned were not held at period end.

Q. What's your outlook?

A. Given my uncertainty about the direction of the economy in the near term, I'll stay focused on finding companies I feel are likely to grow their revenues and earnings and outperform the market through any environment. I'm particularly interested in growth stories related to advances in medical devices, successful media enterprises, consumer product portfolios and defense contractors. I'll also continue to be cautious and avoid companies with complicated corporate structures, overly aggressive managements and/or any situation where the reported numbers don't seem to make sense.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with large-sized market capitalizations

Fund number: 338

Trading symbol: FLCSX

Start date: June 22, 1995

Size: as of October 31, 2002, more than $498 million

Manager: Karen Firestone, since 1998; manager, Fidelity Destiny I, since 2000; Fidelity Advisor Large Cap Fund, since 1998; several Fidelity Select Portfolios, 1986-1997; joined Fidelity in 1983

3

Karen Firestone reviews her core strategies:

"As I've stated before, I think it's inappropriate for me to avoid growth stocks just because they are out of favor. Investors put money into my fund because I represent growth investing. Given that, I feel I need to have ample exposure to the more volatile areas of the market, such as technology, and to invest in good companies at bargain prices, even when it's difficult to do so. While I didn't increase the fund's tech weighting during the period, I wasn't tempted to sell much either, since I had strong conviction in the high-quality companies I owned. The overall tech weighting did come down, however, largely as a result of the stocks falling more than the market.

"Before I invest in it, I need to understand the component businesses that make up a company. If I can't figure out its financials or what's driving the business, then I don't want to own its stock. Nor will I invest if I am not completely comfortable with a firm's top leaders. It's critical that I keep portfolio management in my hands and not allow corporate missteps to dictate performance. While I don't believe we have come to the end of the corporate scandal phenomenon, I hope my investment discipline keeps us from owning troubled names."

Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	6.2	5.0
Wal-Mart Stores, Inc.	2.6	2.7
General Electric Co.	2.4	1.8
The Coca-Cola Co.	2.3	2.1
Pfizer, Inc.	2.2	2.3
Intel Corp.	2.0	2.7
Philip Morris Companies, Inc.	2.0	4.1
Bank of America Corp.	1.8	1.2
Merck & Co., Inc.	1.8	0.8
Dell Computer Corp.	1.7	1.1
	25.0
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.3	17.0
Information Technology	17.3	18.7
Financials	13.9	11.9
Health Care	13.7	14.2
Industrials	11.0	9.0
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Stocks 96.2%		Stocks 93.3%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 6.7%
* Foreign investments	6.6%	** Foreign investments	7.1%

Semiannual Report

Investments October 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 19.3%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	61,100	$ 795
Michelin SA (Compagnie Generale des Etablissements) Series B	29,600	860
		1,655
Hotels, Restaurants & Leisure - 0.9%
McDonald's Corp.	181,000	3,278
Ruby Tuesday, Inc.	77,480	1,352
		4,630
Household Durables - 0.7%
Sony Corp. sponsored ADR	82,100	3,550
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	77,600	1,502
eBay, Inc. (a)	43,900	2,776
		4,278
Leisure Equipment & Products - 0.4%
Mattel, Inc.	118,800	2,181
Media - 9.1%
Belo Corp. Series A	134,800	3,114
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR (a)	59,383	3,432
Comcast Corp. Class A (special) (a)	135,300	3,113
Grupo Televisa SA de CV sponsored ADR (a)	155,300	4,364
Interpublic Group of Companies, Inc.	46,900	561
Knight-Ridder, Inc.	41,000	2,467
Pixar (a)	21,800	1,112
RTL Group	32,690	820
Television Francaise 1 SA	84,800	2,182
The New York Times Co. Class A	54,300	2,629
Tribune Co.	161,400	7,755
Univision Communications, Inc. Class A (a)	111,700	2,894
Viacom, Inc. Class B (non-vtg.) (a)	188,384	8,404
Walt Disney Co.	143,790	2,401
		45,248
Multiline Retail - 3.3%
Big Lots, Inc. (a)	135,300	2,246
Costco Wholesale Corp. (a)	39,200	1,330
Wal-Mart Stores, Inc.	241,600	12,938
		16,514
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 2.7%
Best Buy Co., Inc. (a)	12,900	$ 266
Gap, Inc.	130,800	1,540
Lowe's Companies, Inc.	196,800	8,212
Staples, Inc. (a)	209,800	3,235
		13,253
Textiles Apparel & Luxury Goods - 1.0%
NIKE, Inc. Class B	35,600	1,680
Polo Ralph Lauren Corp. Class A (a)	48,300	920
The Swatch Group AG (Reg.)	133,960	2,199
		4,799
TOTAL CONSUMER DISCRETIONARY		96,108
CONSUMER STAPLES - 10.5%
Beverages - 4.3%
Anheuser-Busch Companies, Inc.	69,000	3,640
PepsiCo, Inc.	139,900	6,170
The Coca-Cola Co.	250,400	11,639
		21,449
Food Products - 0.6%
Dean Foods Co. (a)	60,300	2,261
Kellogg Co.	21,100	672
		2,933
Household Products - 1.1%
Procter & Gamble Co.	63,100	5,581
Personal Products - 2.5%
Alberto-Culver Co. Class B	89,000	4,594
Gillette Co.	262,200	7,835
		12,429
Tobacco - 2.0%
Philip Morris Companies, Inc.	246,840	10,059
TOTAL CONSUMER STAPLES		52,451
ENERGY - 6.4%
Energy Equipment & Services - 1.6%
Rowan Companies, Inc.	86,800	1,770
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd. (NY Shares)	107,400	$ 4,308
Tidewater, Inc.	75,000	2,113
		8,191
Oil & Gas - 4.8%
BP PLC sponsored ADR	33,500	1,288
ChevronTexaco Corp.	73,400	4,964
ConocoPhillips	138,041	6,695
Exxon Mobil Corp.	247,100	8,317
Ocean Energy, Inc.	133,800	2,493
		23,757
TOTAL ENERGY		31,948
FINANCIALS - 13.9%
Banks - 6.2%
Bank of America Corp.	132,800	9,269
Bank One Corp.	147,300	5,681
Banknorth Group, Inc.	42,200	978
Fifth Third Bancorp	22,100	1,403
Synovus Financial Corp.	41,500	850
Wachovia Corp.	124,981	4,348
Wells Fargo & Co.	167,400	8,449
		30,978
Diversified Financials - 5.0%
American Express Co.	164,630	5,988
Citigroup, Inc.	103,700	3,832
Credit Saison Co. Ltd.	78,300	1,546
Fannie Mae	61,300	4,099
Freddie Mac	44,600	2,746
JAFCO Co. Ltd.	17,400	731
Legg Mason, Inc.	36,100	1,677
MBNA Corp.	121,100	2,460
Morgan Stanley	50,600	1,969
		25,048
Insurance - 2.7%
AFLAC, Inc.	53,600	1,632
Allstate Corp.	84,500	3,361
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
American International Group, Inc.	105,112	$ 6,575
Principal Financial Group, Inc.	70,200	1,969
		13,537
TOTAL FINANCIALS		69,563
HEALTH CARE - 13.7%
Biotechnology - 0.7%
Cephalon, Inc. (a)	38,000	1,910
Millennium Pharmaceuticals, Inc. (a)	95,200	708
Protein Design Labs, Inc. (a)	87,400	725
		3,343
Health Care Equipment & Supplies - 2.6%
Boston Scientific Corp. (a)	175,200	6,593
Medtronic, Inc.	105,200	4,713
Stryker Corp.	28,300	1,786
		13,092
Health Care Providers & Services - 0.5%
Accredo Health, Inc. (a)	20,150	933
Anthem, Inc.	15,900	1,002
Tenet Healthcare Corp. (a)	28,100	808
		2,743
Pharmaceuticals - 9.9%
Abbott Laboratories	105,900	4,434
Allergan, Inc.	50,800	2,766
Bristol-Myers Squibb Co.	261,600	6,438
Forest Laboratories, Inc. (a)	33,000	3,234
Johnson & Johnson	136,500	8,019
Merck & Co., Inc.	163,740	8,881
Mylan Laboratories, Inc.	62,100	1,954
Pfizer, Inc.	341,518	10,850
Schering-Plough Corp.	123,200	2,630
		49,206
TOTAL HEALTH CARE		68,384
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 11.0%
Aerospace & Defense - 1.8%
Lockheed Martin Corp.	95,100	$ 5,506
Northrop Grumman Corp.	35,600	3,671
		9,177
Air Freight & Logistics - 1.3%
FedEx Corp.	95,700	5,090
United Parcel Service, Inc. Class B	22,200	1,332
		6,422
Airlines - 0.4%
Southwest Airlines Co.	144,900	2,116
Building Products - 0.6%
American Standard Companies, Inc. (a)	47,900	3,195
Commercial Services & Supplies - 0.9%
Cintas Corp.	66,000	3,120
Robert Half International, Inc. (a)	72,900	1,217
		4,337
Industrial Conglomerates - 3.4%
3M Co.	38,500	4,887
General Electric Co.	473,240	11,949
		16,836
Machinery - 1.4%
Graco, Inc.	97,550	2,668
IDEX Corp.	35,200	1,057
Illinois Tool Works, Inc.	50,190	3,082
		6,807
Road & Rail - 1.2%
Union Pacific Corp.	100,600	5,940
TOTAL INDUSTRIALS		54,830
INFORMATION TECHNOLOGY - 17.3%
Communications Equipment - 2.1%
Brocade Communications System, Inc. (a)	75,900	521
Cisco Systems, Inc. (a)	296,580	3,316
Harris Corp.	87,040	2,296
Motorola, Inc.	261,300	2,396
UTStarcom, Inc. (a)	129,100	2,205
		10,734
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 2.9%
Dell Computer Corp. (a)	297,400	$ 8,509
International Business Machines Corp.	77,600	6,126
		14,635
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	38,800	534
Kyocera Corp.	14,000	826
		1,360
Semiconductor Equipment & Products - 5.3%
Altera Corp. (a)	138,600	1,624
Analog Devices, Inc. (a)	127,100	3,406
Integrated Device Technology, Inc. (a)	101,100	999
Intel Corp.	586,500	10,146
International Rectifier Corp. (a)	36,000	622
Marvell Technology Group Ltd. (a)	76,900	1,247
Micrel, Inc. (a)	90,400	747
Micron Technology, Inc. (a)	99,800	1,597
QLogic Corp. (a)	29,100	1,012
Texas Instruments, Inc.	252,500	4,005
Tokyo Electron Ltd.	20,400	822
		26,227
Software - 6.7%
Microsoft Corp. (a)	581,051	31,071
Reynolds & Reynolds Co. Class A	101,800	2,410
		33,481
TOTAL INFORMATION TECHNOLOGY		86,437
MATERIALS - 2.0%
Chemicals - 0.5%
Monsanto Co.	71,300	1,179
PPG Industries, Inc.	29,000	1,364
		2,543
Containers & Packaging - 0.8%
Pactiv Corp. (a)	121,700	2,415
Smurfit-Stone Container Corp. (a)	115,400	1,501
		3,916
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 0.7%
Arcelor SA (a)	198,121	$ 2,139
Nucor Corp.	30,400	1,281
		3,420
TOTAL MATERIALS		9,879
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.1%
AT&T Corp.	316,500	4,127
BellSouth Corp.	39,800	1,041
KT Corp. sponsored ADR	71,300	1,465
Verizon Communications, Inc.	98,000	3,700
		10,333
TOTAL COMMON STOCKS (Cost $504,342)		479,933
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 1.83% (b) (Cost $17,457)	17,457,172	17,457
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $521,799)		497,390
NET OTHER ASSETS - 0.3%		1,294
NET ASSETS - 100%		$ 498,684
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $231,488,000 and $224,051,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,000 for the period.
Income Tax Information
At April 30, 2002, the fund had a capital loss carryforward of approximately $124,458,000 of which $10,537,000 and $113,921,000 will expire on April 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending April 30, 2003 approximately $39,269,000 of losses recognized during the period November 1, 2001 to April 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002 (Unaudited)

Assets
Investment in securities, at value (cost $521,799) - See accompanying schedule		$ 497,390
Receivable for investments sold		2,744
Receivable for fund shares sold		1,232
Dividends receivable		390
Interest receivable		36
Total assets		501,792

Liabilities
Payable for investments purchased	$ 2,505
Payable for fund shares redeemed	316
Accrued management fee	164
Other payables and accrued expenses	123
Total liabilities		3,108

Net Assets		$ 498,684
Net Assets consist of:
Paid in capital		$ 754,697
Undistributed net investment income		1,127
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(232,732)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,408)
Net Assets, for 43,866 shares outstanding		$ 498,684
Net Asset Value, offering price and redemption price per share ($498,684 ÷ 43,866 shares)		$ 11.37

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)

Investment Income
Dividends		$ 3,355
Interest		266
Security lending		9
Total income		3,630

Expenses
Management fee Basic fee	$ 1,564
Performance adjustment	(329)
Transfer agent fees	914
Accounting and security lending fees	95
Non-interested trustees' compensation	1
Custodian fees and expenses	31
Registration fees	23
Audit	19
Legal	2
Miscellaneous	76
Total expenses before reductions	2,396
Expense reductions	(152)	2,244
Net investment income (loss)		1,386
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(62,416)
Foreign currency transactions	3
Total net realized gain (loss)		(62,413)
Change in net unrealized appreciation (depreciation) on investment securities		(46,620)
Net gain (loss)		(109,033)
Net increase (decrease) in net assets resulting from operations		$ (107,647)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)	Year ended April 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,386	$ 2,456
Net realized gain (loss)	(62,413)	(82,511)
Change in net unrealized appreciation (depreciation)	(46,620)	(44,587)
Net increase (decrease) in net assets resulting from operations	(107,647)	(124,642)
Distributions to shareholders from net investment income	(898)	(1,779)
Share transactions Net proceeds from sales of shares	56,143	166,863
Reinvestment of distributions	874	1,728
Cost of shares redeemed	(72,969)	(196,608)
Net increase (decrease) in net assets resulting from share transactions	(15,952)	(28,017)
Total increase (decrease) in net assets	(124,497)	(154,438)

Net Assets
Beginning of period	623,181	777,619
End of period (including undistributed net investment income of $1,127 and undistributed net investment income of $639, respectively)	$ 498,684	$ 623,181
Other Information Shares
Sold	4,691	11,246
Issued in reinvestment of distributions	66	117
Redeemed	(6,073)	(13,279)
Net increase (decrease)	(1,316)	(1,916)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2002	Years ended April 30,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.79	$ 16.51	$ 21.32	$ 18.39	$ 16.45	$ 12.81
Income from Invest- ment Operations
Net investment income (loss) D	.03	.05	-	.01	.02	.06
Net realized and unrealized gain (loss)	(2.43)	(2.73)	(4.01)	3.39	4.17	4.71
Total from investment operations	(2.40)	(2.68)	(4.01)	3.40	4.19	4.77
Distributions from net investment income	(.02)	(.04)	-	(.02)	(.02)	(.06)
Distributions in excess of net investment income	-	-	(.01)	-	-	-
Distributions from net realized gain	-	-	(.63)	(.45)	(2.23)	(1.07)
Distributions in excess of net realized gain	-	-	(.16)	-	-	-
Total distributions	(.02)	(.04)	(.80)	(.47)	(2.25)	(1.13)
Net asset value, end of period	$ 11.37	$ 13.79	$ 16.51	$ 21.32	$ 18.39	$ 16.45
Total Return B, C	(17.42)%	(16.25)%	(19.57)%	18.82%	29.48%	39.03%
Ratios to Average Net Assets E
Expenses before expense reductions	.89% A	.91%	.96%	.91%	.93%	.86%
Expenses net of voluntary waivers, if any	.89% A	.91%	.96%	.91%	.93%	.86%
Expenses net of all reductions	.84% A	.87%	.93%	.89%	.90%	.84%
Net investment income (loss)	.52% A	.37%	(.01)%	.06%	.13%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 499	$ 623	$ 778	$ 1,115	$ 633	$ 154
Portfolio turnover rate	87% A	99%	118%	99%	100%	159%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Large Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 38,247
Unrealized depreciation	(69,535)
Net unrealized appreciation (depreciation)	$ (31,288)
Cost for federal income tax purposes	$ 528,678

Semiannual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was ..46% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .34% of average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $266 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

Semiannual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $147 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $5.

8. Other Information.

At the end of the period, two unaffiliated shareholders were the owners of record of 29% of the total outstanding shares of the fund.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

LCS-SANN-1202 158359
1.465347.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Mid-Cap Stock

Fund

Semiannual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity® Mid-Cap Stock	-24.16%	-19.34%	39.81%	191.08%
S&P ® MidCap 400	-20.66%	-4.78%	41.79%	173.46%
Mid-Cap Funds Average	-22.27%	-13.77%	5.23%	n/a*
Mid-Cap Core Funds Average	-21.04%	-9.66%	15.39%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on March 29, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Mid-Cap Stock	-19.34%	6.93%	13.23%
S&P MidCap 400	-4.78%	7.23%	12.41%
Mid-Cap Funds Average	-13.77%	0.50%	n/a*
Mid-Cap Core Funds Average	-9.66%	2.55%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid-Cap Stock Fund on March 29, 1994, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's MidCap 400 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the six-month period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities of late, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall six-month period, the large-cap oriented Standard & Poor's 500SM Index dropped 17.02%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.08%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 14.61%.

(Portfolio Manager photograph)
An interview with Beso Sikharulidze, Portfolio Manager of Fidelity Mid-Cap Stock Fund

Q. How did the fund perform, Beso?

A. For the six months ending October 31, 2002, the fund fell 24.16%, while the Lipper Inc. mid-cap funds average and the Standard & Poor's MidCap 400 Index lost 22.27% and 20.66%, respectively. For the 12 months ending October 31, 2002, the fund returned -19.34%, while the Lipper average and S&P 400 index declined 13.77% and 4.78%, respectively.

Q. Why did the fund trail its benchmarks during the past six months?

A. Despite good stock picking overall, weak sector selection hurt the fund relative to its benchmarks. Given my growth bias, I was more heavily concentrated in technology, which remained one of the weakest sectors of the market. At the same time, the fund was underexposed to those areas that held up the best, namely financials and certain consumer-related groups.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Why did you continue to emphasize technology when investors had no appetite for high-growth stocks?

A. I wanted to position the fund for a cyclical recovery in corporate tech spending, which I felt was in the offing. However, the recovery was delayed as concerns about the health of the economy re-emerged. On top of that, I expected the usual seasonal pickup in back-to-school spending, but even that never happened. As it became clear that the chips were stacked against us, I trimmed some tech exposure, mainly to companies with commodity tech products that were most at risk to a prolonged downturn in the cycle. Although this move helped soften the blow a bit, we were still hurt by owning stakes in several semiconductor and component makers, including Fairchild and Vishay Intertechnology. At the same time, I maintained and even added to positions in quality names with sustainable growth stories that I felt were just cyclically depressed. I wanted to own these companies because of their extremely sound fundamentals and compelling valuations. Unfortunately, many of these stocks failed to perform for us, including semiconductor equipment maker KLA-Tencor and Cymer, which makes lasers used in chip manufacturing. My biggest mistake was underestimating the downside for graphics-chip maker NVIDIA, which plunged on massive price cuts due to weak demand for its products.

Q. What were some of your other key strategies?

A. I spent a lot more time picking stocks across different sectors in an effort to further diversify the portfolio, making it less aggressive and more balanced overall. While concerns about consumer credit quality and rising interest rates kept me underweighted in banks, which hurt, I selectively added to diversified financials that became extremely cheap. LaBranche & Co., a market maker, was among the fund's top contributors. In consumer discretionary, we benefited by adding to solid media and gaming companies, such as radio broadcaster Entercom Communications and slot machine giant International Game Technology. Good picks in the health care and industrial sectors also helped, as did asset allocation. I invested in convertible securities at the expense of pure equities, as more attractive situations emerged - particularly tech-related issues - as a result of the market's downturn. Drawing on my experience employing this asset class, I was able to improve the fund's risk/return profile by offering it participation in equities on the upside, as well as downside protection in the form of a lofty bond yield cushion. This strategy helped versus the index, as well as our average peer, which tended to have very little, if any, exposure to convertible securities.

Q. What's your outlook?

A. With so many conflicting data points on the economy, it's difficult to take an overly bullish or bearish stance. That said, I think the fund is suitably positioned to deal with uncertainty by owning a more diversified portfolio of quality companies that are financially healthy and have good growth prospects. It's these firms that I feel are poised to emerge as even stronger players when conditions improve.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with medium-sized market capitalizations

Fund number: 337

Trading symbol: FMCSX

Start date: March 29, 1994

Size: as of October 31, 2002, more than $5.0 billion

Manager: Beso Sikharulidze, since 2001; manager, Fidelity Advisor Aggressive Growth Fund, 2000-2001; Fidelity Convertible Securities Fund, 1999-2000; several Fidelity Select Portfolios, 1993-1999; joined Fidelity in 1992

3

Beso Sikharulidze reviews why technology remains a core holding:

"Increased productivity continues to drive the economy. Higher productivity enables firms to produce more goods without adding to payrolls, which helps boost corporate profits. Thus far in 2002, the market has turned its back on the group responsible for driving this dramatic productivity growth, namely technology. This market rotation has afforded me the opportunity to accumulate positions in quality tech stocks at attractive valuations. In many cases, these companies are trading at the same multiples as stocks in other sectors, such as consumer discretionary, but can grow two-to-three times faster when tech spending picks up.

"I can't allow negative sentiment to discourage me from owning good sustainable growth stories. It's all about finding the best names at reasonable valuations. Enterprises have deferred spending on technology now for two years and cannot afford to do so forever, because that's what eventually drives their productivity and profitability.

"A more stable global political environment should help firms become more confident in their outlook and encourage them to leverage rebounding profit margins to invest and hire aggressively again. That's the catalyst tech stocks would need to get back on track."

Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
NVIDIA Corp.	1.5	2.3
International Game Technology	1.3	0.9
KLA-Tencor Corp.	1.3	0.6
Internet Security Systems, Inc.	1.2	1.4
VERITAS Software Corp.	1.2	1.0
Analog Devices, Inc.	1.1	0.6
LaBranche & Co., Inc.	1.1	0.7
ChoicePoint, Inc.	1.1	0.8
Lamar Advertising Co. Class A	1.0	0.5
Dean Foods Co.	0.9	0.5
	11.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.6	35.4
Consumer Discretionary	15.2	11.8
Health Care	12.8	14.8
Financials	12.0	11.3
Industrials	9.8	12.3
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002**
	Stocks 79.6%		Stocks 85.3%
	Convertible Securities 12.4%		Convertible Securities 14.2%
	Short-Term Investments and Net Other Assets 8.0%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	4.6%	** Foreign investments	4.7%

Semiannual Report

Investments October 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 79.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.8%
Automobiles - 0.1%
Harley-Davidson, Inc.	110,000	$ 5,753
Hotels, Restaurants & Leisure - 2.4%
Boyd Gaming Corp. (a)	86,700	959
Brinker International, Inc. (a)	175,700	4,988
CBRL Group, Inc.	218,600	5,122
Gtech Holdings Corp. (a)	335,000	8,710
International Game Technology (a)	867,400	65,237
Outback Steakhouse, Inc. (a)	682,400	23,236
Panera Bread Co. Class A (a)	371,500	12,074
		120,326
Household Durables - 2.4%
D.R. Horton, Inc.	389,600	7,508
Furniture Brands International, Inc. (a)	414,200	9,365
Leggett & Platt, Inc.	491,800	10,254
Lennar Corp.	672,348	37,093
Mohawk Industries, Inc. (a)	175,200	9,382
Pulte Homes, Inc.	419,000	19,240
Standard Pacific Corp.	385,500	9,360
Whirlpool Corp.	418,800	19,520
		121,722
Media - 5.5%
Belo Corp. Series A	670,400	15,486
Cumulus Media, Inc. Class A (a)	807,500	13,841
Entercom Communications Corp. Class A (a)	814,600	40,095
Getty Images, Inc. (a)	210,300	6,027
Hearst-Argyle Television, Inc. (a)	193,400	4,814
Hispanic Broadcasting Corp. (a)	229,200	4,928
Lamar Advertising Co. Class A (a)	1,495,300	50,750
Liberty Media Corp. Class A (a)	4,523,900	37,413
Radio One, Inc. Class D (non-vtg.) (a)	2,658,930	44,351
Scholastic Corp. (a)	115,000	5,077
The New York Times Co. Class A	254,400	12,316
Univision Communications, Inc. Class A (a)	342,500	8,874
Washington Post Co. Class B	7,000	5,095
Westwood One, Inc. (a)	761,100	27,628
		276,695
Multiline Retail - 1.1%
99 Cents Only Stores (a)	337,133	9,119
Big Lots, Inc. (a)	292,800	4,860
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Dollar Tree Stores, Inc. (a)	778,265	$ 20,461
Family Dollar Stores, Inc.	172,400	5,308
Nordstrom, Inc.	280,100	5,580
Saks, Inc. (a)	747,300	8,108
		53,436
Specialty Retail - 3.1%
AutoNation, Inc. (a)	414,200	4,395
Bed Bath & Beyond, Inc. (a)	331,400	11,751
Best Buy Co., Inc. (a)	231,900	4,779
Borders Group, Inc. (a)	436,900	7,528
CDW Computer Centers, Inc. (a)	504,400	26,743
Limited Brands, Inc.	307,800	4,823
Linens 'N Things, Inc. (a)	710,800	16,711
Michaels Stores, Inc. (a)	402,300	18,087
PETCO Animal Supplies, Inc.	276,500	6,929
PETsMART, Inc. (a)	1,152,900	22,032
Pier 1 Imports, Inc.	275,900	5,201
Ross Stores, Inc.	260,400	10,898
Williams-Sonoma, Inc. (a)	705,000	16,779
		156,656
Textiles Apparel & Luxury Goods - 0.2%
Coach, Inc. (a)	210,800	6,271
TOTAL CONSUMER DISCRETIONARY		740,859
CONSUMER STAPLES - 3.9%
Beverages - 0.2%
Constellation Brands, Inc. Class A (a)	207,900	5,266
PepsiAmericas, Inc.	328,700	5,046
		10,312
Food & Drug Retailing - 0.2%
Whole Foods Market, Inc. (a)	207,200	9,667
Food Products - 3.4%
American Italian Pasta Co. Class A (a)	800	28
Bunge Ltd.	1,410,900	35,809
Dean Foods Co. (a)	1,252,560	46,958
Fresh Del Monte Produce, Inc.	162,400	4,427
Hershey Foods Corp.	74,500	4,848
Hormel Foods Corp.	753,800	18,242
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Interstate Bakeries Corp.	214,800	$ 5,351
McCormick & Co., Inc. (non-vtg.)	1,186,300	26,383
Saputo, Inc.	886,780	14,806
Tyson Foods, Inc. Class A	1,173,040	12,986
		169,838
Personal Products - 0.1%
Alberto-Culver Co. Class B	95,000	4,904
TOTAL CONSUMER STAPLES		194,721
ENERGY - 6.0%
Energy Equipment & Services - 4.9%
Baker Hughes, Inc.	176,900	5,139
BJ Services Co. (a)	248,500	7,537
Cooper Cameron Corp. (a)	382,300	17,823
Diamond Offshore Drilling, Inc.	1,217,800	25,452
ENSCO International, Inc.	1,004,100	27,151
GlobalSantaFe Corp.	230,700	5,514
Grant Prideco, Inc. (a)	773,100	7,468
National-Oilwell, Inc. (a)	1,558,900	32,503
Noble Corp. (a)	640,700	20,707
Patterson-UTI Energy, Inc. (a)	231,800	6,704
Pride International, Inc. (a)	2,184,900	30,326
Rowan Companies, Inc.	1,331,000	27,139
Smith International, Inc. (a)	332,300	10,388
Weatherford International Ltd. (a)	613,230	24,554
		248,405
Oil & Gas - 1.1%
Apache Corp.	84,500	4,568
Burlington Resources, Inc.	121,800	5,018
EOG Resources, Inc.	131,600	4,873
Murphy Oil Corp.	353,800	29,659
Pogo Producing Co.	137,500	4,957
Teekay Shipping Corp.	154,000	5,048
		54,123
TOTAL ENERGY		302,528
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 11.8%
Banks - 3.0%
AmSouth Bancorp.	143,000	$ 2,803
Banknorth Group, Inc.	338,600	7,845
City National Corp.	258,900	11,715
Commerce Bancorp, Inc., New Jersey	188,643	8,661
Compass Bancshares, Inc.	163,100	5,268
Greenpoint Financial Corp.	242,700	10,574
M&T Bank Corp.	363,100	29,745
Marshall & Ilsley Corp.	186,600	5,255
NetBank, Inc. (a)	321,300	3,174
New York Community Bancorp, Inc.	145,000	4,211
North Fork Bancorp, Inc.	258,200	9,930
SouthTrust Corp.	203,000	5,201
Sovereign Bancorp, Inc.	2,055,300	28,939
Synovus Financial Corp.	751,400	15,396
UnionBanCal Corp.	118,146	5,045
		153,762
Diversified Financials - 5.0%
Alliance Capital Management Holding LP	173,200	5,042
Allied Capital Corp.	592,400	12,470
E*TRADE Group, Inc. (a)	1,200,000	5,400
Eaton Vance Corp. (non-vtg.)	208,500	5,986
Federated Investors, Inc. Class B (non-vtg.)	1,085,300	29,086
Franklin Resources, Inc.	154,600	5,100
Investment Technology Group, Inc. (a)	746,000	23,797
Investors Financial Services Corp.	1,053,026	32,296
LaBranche & Co., Inc. (a)	2,070,000	55,911
Legg Mason, Inc.	123,100	5,719
SEI Investments Co.	822,100	21,942
Stilwell Financial, Inc.	3,019,050	35,353
Waddell & Reed Financial, Inc. Class A	687,800	12,037
		250,139
Insurance - 3.8%
ACE Ltd.	752,500	23,139
AFLAC, Inc.	263,200	8,012
Allstate Corp.	198,500	7,896
Arthur J. Gallagher & Co.	199,200	5,343
Everest Re Group Ltd.	372,500	21,612
Hartford Financial Services Group, Inc.	186,600	7,371
HCC Insurance Holdings, Inc.	1,035,400	25,398
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
IPC Holdings Ltd. (a)	291,200	$ 9,077
Old Republic International Corp.	1,369,100	40,813
PartnerRe Ltd.	426,400	22,599
Radian Group, Inc.	562,000	19,822
		191,082
TOTAL FINANCIALS		594,983
HEALTH CARE - 11.9%
Biotechnology - 2.7%
Affymetrix, Inc. (a)	127,900	3,338
Biogen, Inc. (a)	315,500	11,576
Celgene Corp. (a)	419,400	9,290
Cephalon, Inc. (a)	265,500	13,347
Gilead Sciences, Inc. (a)	932,300	32,388
IDEC Pharmaceuticals Corp. (a)	1,007,820	46,380
Invitrogen Corp. (a)	169,100	4,715
Millennium Pharmaceuticals, Inc. (a)	918,200	6,831
Protein Design Labs, Inc. (a)	1,116,100	9,264
		137,129
Health Care Equipment & Supplies - 3.5%
Beckman Coulter, Inc.	456,500	12,714
Becton, Dickinson & Co.	332,500	9,812
Biomet, Inc.	440,400	12,974
C.R. Bard, Inc.	89,900	5,028
Cooper Companies, Inc.	84,000	4,452
DENTSPLY International, Inc.	340,800	12,582
Edwards Lifesciences Corp. (a)	653,400	16,786
Hillenbrand Industries, Inc.	402,000	20,904
St. Jude Medical, Inc. (a)	673,000	23,966
Steris Corp. (a)	844,200	22,397
Varian Medical Systems, Inc. (a)	446,900	21,550
Zimmer Holdings, Inc. (a)	281,200	11,591
		174,756
Health Care Providers & Services - 4.7%
Accredo Health, Inc. (a)	138,400	6,405
AdvancePCS Class A (a)	488,500	12,261
Andrx Group (a)	232,900	3,598
Anthem, Inc.	153,459	9,668
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Apria Healthcare Group, Inc. (a)	1,004,400	$ 24,497
Caremark Rx, Inc. (a)	622,920	11,026
Community Health Systems, Inc. (a)	1,070,300	25,152
Covance, Inc. (a)	268,500	5,982
First Health Group Corp. (a)	530,400	13,780
Health Management Associates, Inc. Class A (a)	721,300	13,791
LifePoint Hospitals, Inc. (a)	385,300	12,079
Patterson Dental Co. (a)	390,359	20,107
Quest Diagnostics, Inc. (a)	363,700	23,215
Triad Hospitals, Inc. (a)	885,300	32,313
Universal Health Services, Inc. Class B (a)	405,600	19,663
		233,537
Pharmaceuticals - 1.0%
Allergan, Inc.	335,100	18,246
Atrix Laboratories, Inc. (a)	822,300	15,032
Barr Laboratories, Inc. (a)	167,800	9,872
Forest Laboratories, Inc. (a)	78,700	7,712
		50,862
TOTAL HEALTH CARE		596,284
INDUSTRIALS - 7.5%
Aerospace & Defense - 0.5%
L-3 Communications Holdings, Inc. (a)	425,600	20,003
United Technologies Corp.	87,600	5,402
		25,405
Air Freight & Logistics - 0.2%
FedEx Corp.	214,400	11,404
Building Products - 0.8%
American Standard Companies, Inc. (a)	550,870	36,743
York International Corp.	82,400	1,938
		38,681
Commercial Services & Supplies - 3.6%
Ceridian Corp. (a)	1,629,100	22,449
ChoicePoint, Inc. (a)	1,465,940	55,500
Concord EFS, Inc. (a)	314,600	4,492
DST Systems, Inc. (a)	437,800	13,462
Equifax, Inc.	224,000	5,277
Exult, Inc. (a)	70,016	200
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Herman Miller, Inc.	270,300	$ 4,879
Manpower, Inc.	181,100	6,176
Paychex, Inc.	763,200	21,995
Republic Services, Inc. (a)	1,298,000	26,713
Robert Half International, Inc. (a)	199,400	3,330
The BISYS Group, Inc. (a)	332,900	5,959
Viad Corp.	684,500	13,293
		183,725
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	808,380	24,486
Electrical Equipment - 0.1%
Energizer Holdings, Inc. (a)	165,400	4,936
Machinery - 1.2%
Kennametal, Inc.	575,226	17,930
Lincoln Electric Holdings, Inc.	239,300	5,633
Pentair, Inc.	198,200	6,549
SPX Corp. (a)	730,200	30,676
		60,788
Road & Rail - 0.3%
Arkansas Best Corp. (a)	140,100	4,196
USFreightways Corp.	322,800	9,071
		13,267
Trading Companies & Distributors - 0.3%
Fastenal Co.	313,900	10,657
MSC Industrial Direct, Inc. Class A (a)	373,500	4,841
		15,498
TOTAL INDUSTRIALS		378,190
INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 0.5%
Harris Corp.	485,000	12,794
Polycom, Inc. (a)	1,490,400	14,680
		27,474
Computers & Peripherals - 0.1%
Imation Corp. (a)	137,500	5,627
Electronic Equipment & Instruments - 3.1%
Amphenol Corp. Class A (a)	983,800	37,876
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Arrow Electronics, Inc. (a)	2,702,687	$ 35,486
Avnet, Inc.	1,398,520	13,006
AVX Corp.	1,020,200	9,610
Flextronics International Ltd. (a)	1,086,000	9,079
Ingram Micro, Inc. Class A (a)	921,600	13,207
Mettler-Toledo International, Inc. (a)	167,000	5,002
Symbol Technologies, Inc.	489,400	4,233
Tech Data Corp. (a)	534,791	17,087
Vishay Intertechnology, Inc. (a)	1,009,900	10,402
		154,988
Internet Software & Services - 2.8%
FreeMarkets, Inc. (a)	1,208,400	8,676
Hotels.com Class A (a)	293,100	18,272
Internet Security Systems, Inc. (a)(c)	3,384,311	62,474
Overture Services, Inc. (a)	1,345,400	37,039
Yahoo!, Inc. (a)	974,600	14,541
		141,002
IT Consulting & Services - 1.5%
Affiliated Computer Services, Inc. Class A (a)	515,100	23,720
Cognizant Technology Solutions Corp. Class A (a)	79,600	5,267
SunGard Data Systems, Inc. (a)	2,052,840	45,511
		74,498
Semiconductor Equipment & Products - 7.4%
Analog Devices, Inc. (a)	2,133,300	57,172
ATMI, Inc. (a)	715,136	13,151
Cymer, Inc. (a)	1,583,220	39,770
Fairchild Semiconductor International, Inc. Class A (a)	672,400	8,002
FEI Co. (a)	298,900	4,797
Integrated Device Technology, Inc. (a)	694,000	6,855
Intersil Corp. Class A (a)	1,327,676	22,557
KLA-Tencor Corp. (a)	1,768,800	63,022
Marvell Technology Group Ltd. (a)	294,200	4,769
Micron Technology, Inc. (a)	1,715,700	27,451
NVIDIA Corp. (a)	6,180,546	73,548
RF Micro Devices, Inc. (a)	1,190,800	10,109
Semtech Corp. (a)	1,208,700	17,079
Silicon Laboratories, Inc. (a)	421,200	8,967
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Tokyo Electron Ltd.	229,600	$ 9,255
Xilinx, Inc. (a)	301,900	5,733
		372,237
Software - 4.3%
Activision, Inc. (a)	271,900	5,574
Cadence Design Systems, Inc. (a)	1,640,100	16,614
Electronic Arts, Inc. (a)	381,300	24,830
Mentor Graphics Corp. (a)	1,576,200	14,963
Mercury Interactive Corp. (a)	329,900	8,699
NetIQ Corp. (a)	379,000	5,348
Network Associates, Inc. (a)	1,015,700	16,139
Rational Software Corp. (a)	1,589,800	10,524
SERENA Software, Inc. (a)	708,317	11,305
Symantec Corp. (a)	677,799	27,112
Synopsys, Inc. (a)	411,999	15,594
VERITAS Software Corp. (a)	3,749,300	57,177
		213,879
TOTAL INFORMATION TECHNOLOGY		989,705
MATERIALS - 2.1%
Chemicals - 0.9%
Ferro Corp.	473,400	11,584
International Flavors & Fragrances, Inc.	147,300	4,942
Lyondell Chemical Co.	191,000	2,388
Minerals Technologies, Inc.	140,800	6,183
Monsanto Co.	288,600	4,771
PolyOne Corp.	148,300	1,186
PPG Industries, Inc.	139,400	6,556
RPM, Inc.	394,300	5,938
		43,548
Containers & Packaging - 0.8%
Packaging Corp. of America (a)	1,309,900	22,766
Pactiv Corp. (a)	670,300	13,299
Smurfit-Stone Container Corp. (a)	379,000	4,931
		40,996
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 0.2%
Falconbridge Ltd.	452,700	$ 4,244
Phelps Dodge Corp. (a)	289,700	8,986
		13,230
Paper & Forest Products - 0.2%
Boise Cascade Corp.	205,500	4,889
Weyerhaeuser Co.	109,300	4,951
		9,840
TOTAL MATERIALS		107,614
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Citizens Communications Co.	1,777,000	14,785
TeraBeam Networks (e)	12,800	3
		14,788
UTILITIES - 1.6%
Electric Utilities - 0.4%
Dominion Resources, Inc.	116,000	5,568
Northeast Utilities	848,100	12,764
		18,332
Gas Utilities - 0.8%
Kinder Morgan Management LLC	188,663	5,609
Kinder Morgan, Inc.	974,200	35,665
		41,274
Multi-Utilities & Unregulated Power - 0.4%
Equitable Resources, Inc.	622,000	22,143
TOTAL UTILITIES		81,749
TOTAL COMMON STOCKS (Cost $4,324,952)		4,001,421
Convertible Preferred Stocks - 1.3%

ENERGY - 0.5%
Energy Equipment & Services - 0.5%
EVI, Inc. $2.50	455,900	22,795
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 0.2%
Insurance - 0.2%
PartnerRe Ltd. $4.00	148,900	$ 8,137
Prudential Financial, Inc. $3.375	36,000	1,854
		9,991
INDUSTRIALS - 0.6%
Commercial Services & Supplies - 0.6%
Cendant Corp. $3.875	905,000	30,345
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $63,982)		63,131
Convertible Bonds - 11.1%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.4%
Media - 0.4%
Lamar Advertising Co. 5.25% 9/15/06	$ 21,940	22,053
ENERGY - 0.2%
Oil & Gas - 0.2%
Devon Energy Corp. 4.95% 8/15/08	10,000	10,025
HEALTH CARE - 0.9%
Biotechnology - 0.9%
Alkermes, Inc. 3.75% 2/15/07	20,200	9,470
Cephalon, Inc. 2.5% 12/15/06 (d)	7,447	6,893
CV Therapeutics, Inc. 4.75% 3/7/07	20,421	15,967
Gilead Sciences, Inc. 5% 12/15/07	9,600	14,916
		47,246
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.7%
L-3 Communications Holdings, Inc. 4% 9/15/11 (d)	30,000	34,050
Construction & Engineering - 0.3%
Shaw Group, Inc. 0% 5/1/21	24,000	12,989
Industrial Conglomerates - 0.7%
Tyco International Group SA 0% 2/12/21	48,250	35,705
TOTAL INDUSTRIALS		82,744
Convertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 0.4%
Comverse Technology, Inc. 1.5% 12/1/05	$ 25,355	$ 20,408
Electronic Equipment & Instruments - 1.7%
Electro Scientific Industries, Inc. 4.25% 12/21/06 (d)	20,300	17,724
Sanmina-SCI Corp. 0% 9/12/20	72,500	23,838
Solectron Corp. liquid yield option note 0% 5/8/20	57,250	34,207
Tech Data Corp. 2% 12/15/21 (d)	10,000	8,991
		84,760
Semiconductor Equipment & Products - 0.3%
ATMI, Inc. 5.25% 11/15/06 (d)	2,425	2,727
International Rectifier Corp. 4.25% 7/15/07	14,500	11,528
Kulicke & Soffa Industries, Inc. 4.75% 12/15/06	2,000	850
		15,105
Software - 4.5%
BEA Systems, Inc. 4% 12/15/06	67,700	55,826
Mercury Interactive Corp. 4.75% 7/1/07	86,400	73,766
Network Associates, Inc. 5.25% 8/15/06 (d)	1,075	1,312
Rational Software Corp. 5% 2/1/07	73,770	61,561
Symantec Corp. 3% 11/1/06 (d)	24,700	34,981
		227,446
TOTAL INFORMATION TECHNOLOGY		347,719
TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
American Tower Corp. 2.25% 10/15/09	67,000	38,190
Nextel Communications, Inc. 4.75% 7/1/07	13,900	11,607
		49,797
TOTAL CONVERTIBLE BONDS (Cost $554,455)		559,584
Money Market Funds - 4.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.83% (b)	191,565,917	$ 191,566
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	42,649,164	42,649
TOTAL MONEY MARKET FUNDS (Cost $234,215)		234,215
Cash Equivalents - 2.6%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.88%, dated 10/31/02 due 11/1/02) (Cost $130,585)	$ 130,592	130,585
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $5,308,189)		4,988,936
NET OTHER ASSETS - 0.7%		35,184
NET ASSETS - 100%		$ 5,024,120
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $106,678,000 or 2.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 48
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA, AA, A	0.0
BBB	0.2
BB	3.4
B	2.8
CCC, CC, C	0.7
Not Rated	4.0
Equities	80.9
Short-Term & Net Other Assets	8.0

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $3,545,554,000 and $3,977,095,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $581,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,000 or 0% of net assets.

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $13,199,000.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $24,066,000. The weighted average interest rate was 1.94%. Interest expense includes $21,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $45,999,000. The weighted average interest rate was 1.96%. Interest expense includes $13,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At April 30, 2002, the fund had a capital loss carryforward of approximately $496,233,000 all of which will expire on April 30, 2010.
The fund intends to elect to defer to its fiscal year ending April 30, 2003 approximately $142,884,000 of losses recognized during the period November 1, 2001 to April 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $55,202 and repurchase agreements of $130,585) (cost $5,308,189) - See accompanying schedule		$ 4,988,936
Cash		1
Receivable for investments sold		76,928
Receivable for fund shares sold		22,251
Dividends receivable		2,246
Interest receivable		5,926
Redemption fees receivable		1
Other receivables		846
Total assets		5,097,135

Liabilities
Payable for investments purchased	$ 24,065
Payable for fund shares redeemed	4,599
Accrued management fee	1,586
Other payables and accrued expenses	116
Collateral on securities loaned, at value	42,649
Total liabilities		73,015

Net Assets		$ 5,024,120
Net Assets consist of:
Paid in capital		$ 6,968,583
Undistributed net investment income		33,859
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,659,082)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(319,240)
Net Assets, for 309,706 shares outstanding		$ 5,024,120
Net Asset Value, offering price and redemption price per share ($5,024,120 ÷ 309,706 shares)		$ 16.22

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)

Investment Income
Dividends		$ 14,318
Interest		25,364
Security lending		704
Total income		40,386

Expenses
Management fee Basic fee	$ 15,893
Performance adjustment	(3,610)
Transfer agent fees	7,882
Accounting and security lending fees	353
Non-interested trustees' compensation	8
Custodian fees and expenses	69
Registration fees	34
Audit	29
Legal	26
Interest	33
Miscellaneous	400
Total expenses before reductions	21,117
Expense reductions	(3,288)	17,829
Net investment income (loss)		22,557
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($32,398) on sales of investments in affiliated issuers)	(992,202)
Foreign currency transactions	(11)
Total net realized gain (loss)		(992,213)
Change in net unrealized appreciation (depreciation) on: Investment securities	(657,064)
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		(657,058)
Net gain (loss)		(1,649,271)
Net increase (decrease) in net assets resulting from operations		$ (1,626,714)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)	Year ended April 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,557	$ 51,695
Net realized gain (loss)	(992,213)	(567,674)
Change in net unrealized appreciation (depreciation)	(657,058)	(267,631)
Net increase (decrease) in net assets resulting from operations	(1,626,714)	(783,610)
Distributions to shareholders from net investment income	(9,433)	(46,187)
Share transactions Net proceeds from sales of shares	907,548	2,569,867
Reinvestment of distributions	9,150	44,723
Cost of shares redeemed	(984,262)	(2,015,136)
Net increase (decrease) in net assets resulting from share transactions	(67,564)	599,454
Redemption fees	188	333
Total increase (decrease) in net assets	(1,703,523)	(230,010)

Net Assets
Beginning of period	6,727,643	6,957,653
End of period (including undistributed net investment income of $33,859 and undistributed net investment income of $21,939, respectively)	$ 5,024,120	$ 6,727,643
Other Information Shares
Sold	52,097	115,295
Issued in reinvestment of distributions	459	1,895
Redeemed	(56,936)	(91,295)
Net increase (decrease)	(4,380)	25,895

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2002	Years ended April 30,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 21.42	$ 24.14	$ 25.13	$ 19.22	$ 18.80	$ 14.30
Income from Investment Operations
Net investment income (loss) D	.07	.18 F	.20	(.04)	.01	(.02)
Net realized and unrealized gain (loss)	(5.24)	(2.74) F	1.41	8.55	1.69	6.30
Total from investment operations	(5.17)	(2.56)	1.61	8.51	1.70	6.28
Distributions from net investment income	(.03)	(.16)	(.10)	(.01)	-	(.01)
Distributions from net realized gain	-	-	(1.99)	(2.59)	(1.28)	(1.77)
Distributions in excess of net realized gain	-	-	(.51)	-	-	-
Total distributions	(.03)	(.16)	(2.60)	(2.60)	(1.28)	(1.78)
Redemption fees added to paid in capital D	-	-	-	-	-	-
Net asset value, end of period	$ 16.22	$ 21.42	$ 24.14	$ 25.13	$ 19.22	$ 18.80
Total Return B, C	(24.16)%	(10.67)%	6.47%	49.47%	9.92%	46.55%
Ratios to Average Net Assets E
Expenses before expense reductions	.78% A	.94%	.90%	.89%	.77%	.90%
Expenses net of voluntary waivers, if any	.78% A	.94%	.90%	.89%	.77%	.90%
Expenses net of all reductions	.65% A	.87%	.84%	.86%	.74%	.86%
Net investment income (loss)	.83% A	.79% F	.81%	(.20)%	.08%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 5,024	$ 6,728	$ 6,958	$ 4,071	$ 1,709	$ 1,898
Portfolio turnover rate	131% A	200%	218%	205%	121%	132%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data, ratios and supplemental data for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

Semiannual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 345,717
Unrealized depreciation	(726,418)
Net unrealized appreciation (depreciation)	$ (380,701)
Cost for federal income tax purposes	$ 5,369,637

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was ..45% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .29% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $719 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,244 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $43, respectively.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Internet Security Systems, Inc.	$ 4,569	$ 50,723	$ -	$ 62,474
Invision Technologies, Inc.	-	30,681	-	-
On Assignment, Inc.	-	497	-	-
TOTALS	$ 4,569	$ 81,901	$ -	$ 62,474

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

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1411 Chapin Avenue
Burlingame, CA

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Naples, FL

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Semiannual Report

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Semiannual Report

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Fidelity®

Small Cap Retirement

Fund

Semiannual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Small Cap Retirement	-23.26%	-10.64%	7.59%
Russell 2000®	-26.33%	-11.57%	-24.54%
Small Cap Funds Average	-24.50%	-12.16%	n/a*
Small Cap Core Funds Average	-24.40%	-9.17%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 26, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Small Cap Retirement	-10.64%	3.55%
Russell 2000	-11.57%	-12.57%
Small Cap Funds Average	-12.16%	n/a*
Small Cap Core Funds Average	-9.17%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Small Cap Retirement Fund on September 26, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the six-month period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities of late, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall six-month period, the large-cap oriented Standard & Poor's 500SM Index dropped 17.02%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.08%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 14.61%.

(Portfolio Manager photograph)
An interview with Jamie Harmon, Portfolio Manager of Fidelity Small Cap Retirement Fund

Q. How did the fund perform, Jamie?

A. For the six months ending October 31, 2002, the fund declined 23.26%. By comparison, the Russell 2000 Index dropped 26.33% and the Lipper Inc. small cap funds average fell 24.50%. For the 12 months ending October 31, 2002, the fund fell 10.64%, while the Russell 2000 Index declined 11.57% and the Lipper Inc. small cap funds average return was -12.16%.

Q. Why did the fund modestly outperform the Russell index and its peer group during the past six months?

A. The fund's relative outperformance was a result of better stock picking. Since last year, when the market rallied, we experienced a gradual decline, followed by a market plummet toward the end of the period. All types of stocks were hit - large-cap, small-cap, value and growth. There was no safe haven, and there were few stocks that delivered positive returns overall. In this challenging environment, many of my stock selections delivered better returns than those in the benchmarks, and included some positive performers for the period.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. How did you achieve this?

A. I tried to find undervalued growth franchises and a mix of stocks that could do well in either an improving or a bad economy. I continued to believe that business fundamentals were worse than generally perceived, but I also felt that the market would start to discount a rebound before we would see it in company earnings - thus, my relatively neutral stance on the economy. I continued to seek opportunities in turnaround stocks where there was a catalyst for improvement, such as new management or an event-driven competitive advantage. My ongoing themes continued to include the heightened need for national security, and I found property and casualty insurance stocks attractive because they were among the few types of companies with any pricing power.

Q. Can you give a specific example of a stock that benefited from the need for increased national security?

A. InVision, a company that manufactures machines that scan checked baggage in airports, had a tremendous opportunity to grow after September 11 and had few competitors. The company won contracts to install its products in all major airports in the U.S., as well as in many overseas, and it experienced dramatic growth. The stock was up significantly since the market reopened last year after September 11, and I sold it to lock in profits after a modest run-up in its price.

Q. What other stocks contributed?

A. Hanger Orthopedic Group, the country's largest maker and fitter of artificial limbs, was a successful turnaround story with a new president leading the charge. The company also benefited from its non-economically sensitive business. Top holding Corrections Corp. of America is the country's largest private operator of prisons. The company did well because it brought in an effective new management team and played an integral part in helping the U.S. respond to an increasing crime rate. Fisher Scientific, the nation's largest distributor of supplies for research laboratories, thrived during the economic downturn because labs typically do not cut back on supplies such as slides and chemicals even during tough times.

Q. What stocks hurt performance?

A. SmartForce, a leader in corporate training software, was hurt by corporate cutbacks on technology-related spending during the period. Conexant Systems is a maker of communications-related chips, and its stock performed poorly due to concerns about the company's ability to pay off debt and a lack of successful new products to offset declines in its older products. I sold these stocks from the portfolio. Radiologix, which operates radiology practices for hospitals, reported disappointing earnings results and its stock price declined.

Q. What's your outlook, Jamie?

A. After this very difficult period for equities, I believe the future holds better prospects. Because the fund holds approximately 200 stocks, I have to be knowledgeable about a broad spectrum of industries and the opportunities they offer. I'll continue to work with my Fidelity research team to find the companies that can outperform the market in any environment. Going forward, I'll continue to focus on finding good companies at reasonable prices while keeping a long-term perspective.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital

Fund number: 384

Trading symbol: FSCRX

Start date: September 26, 2000

Size: as of October 31, 2002, more than $49 million

Manager: Jamie Harmon, since inception; manager, Fidelity Small Cap Independence Fund, since 2001; Fidelity Select Biotechnology Portfolio, 1997-
1998; joined Fidelity in 1995

3

Jamie Harmon discusses his role as fund manager:

"The individual managing a small-cap fund is dealing with a very different universe of stocks than a large-cap fund manager. Small-cap stocks tend to be less familiar names than large-cap companies, so disciplined, accurate and timely information is even more crucial in selecting the right stocks for the fund's portfolio. I feel that Fidelity's team of researchers offer me a real advantage. Together, we focus on the universe of the 2,000 stocks that make up the Russell 2000 Index, searching through the group one by one and assessing individual companies' strengths and prospects.

"There are many different ways to find good companies that produce real earnings. Long before they hit the headlines this year, the issues of accounting practices and corporate governance that recently came to public attention were a central part of our research process. Identifying good management is crucial in my analysis. As an investor, I have to be able to trust management to do the right thing and to run its business well. Similarly, shareholders must have confidence in my integrity and know that I'll do my best to make the right decisions in managing their money. If I do my job well, my skills in finding overlooked stocks can make a big difference in the fund's performance over time."

Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Corrections Corp. of America	4.0	2.9
Renal Care Group, Inc.	2.2	1.6
Fisher Scientific International, Inc.	2.1	0.0
Philadelphia Consolidated Holding Corp.	2.0	1.9
Alliant Techsystems, Inc.	1.9	0.0
Hanger Orthopedic Group, Inc.	1.8	1.2
DaVita, Inc.	1.8	1.7
Universal Health Services, Inc. Class B	1.7	1.0
Carbo Ceramics, Inc.	1.4	0.8
FTI Consulting, Inc.	1.3	0.0
	20.2
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	25.8	23.2
Financials	17.7	7.7
Industrials	12.5	13.8
Consumer Discretionary	11.8	14.4
Information Technology	8.6	18.6
Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Stocks 94.7%		Stocks 86.1%
	Short-Term Investments and Net Other Assets 5.3%		Short-Term Investments and Net Other Assets 13.9%
* Foreign investments	9.0%	** Foreign investments	1.9%

Semiannual Report

Investments October 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.8%
Auto Components - 1.2%
Aftermarket Technology Corp. (a)	2,300	$ 25,599
Keystone Automotive Industries, Inc. (a)	32,808	494,745
Superior Industries International, Inc.	1,300	55,211
		575,555
Hotels, Restaurants & Leisure - 3.6%
Ambassadors Group, Inc. (a)	18,362	261,108
Applebee's International, Inc.	24,782	589,564
Boyd Gaming Corp. (a)	10,500	116,130
IHOP Corp. (a)	11,192	256,185
Ruby Tuesday, Inc.	13,700	239,065
Sonic Corp. (a)	14,700	342,069
		1,804,121
Household Durables - 1.7%
Clayton Homes, Inc.	13,200	149,424
Ryland Group, Inc.	6,500	270,400
Standard Pacific Corp.	5,200	126,256
Yankee Candle Co., Inc. (a)	17,300	296,695
		842,775
Internet & Catalog Retail - 0.5%
FTD, Inc. Class A (a)	17,040	233,448
Media - 0.6%
Journal Register Co. (a)	5,800	107,126
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	5,890	48,828
TMP Worldwide, Inc. (a)	10,200	157,896
		313,850
Multiline Retail - 1.0%
Big Lots, Inc. (a)	15,900	263,940
BJ's Wholesale Club, Inc. (a)	11,400	230,508
		494,448
Specialty Retail - 1.6%
bebe Stores, Inc. (a)	8,900	115,522
Charlotte Russe Holding, Inc. (a)	9,700	119,795
Chico's FAS, Inc. (a)	2,500	48,250
Christopher & Banks Corp. (a)	4,400	117,480
Guitar Center, Inc. (a)	1,300	24,310
O'Reilly Automotive, Inc. (a)	4,000	109,080
Payless ShoeSource, Inc. (a)	900	45,450
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
PC Connection, Inc. (a)	700	$ 4,060
Restoration Hardware, Inc. (a)	35,042	185,723
		769,670
Textiles Apparel & Luxury Goods - 1.6%
Columbia Sportswear Co. (a)	2,800	112,616
Timberland Co. Class A (a)	3,500	111,230
Unifirst Corp.	28,150	562,719
		786,565
TOTAL CONSUMER DISCRETIONARY		5,820,432
CONSUMER STAPLES - 4.1%
Beverages - 0.9%
Adolph Coors Co. Class B	4,000	273,920
Coca-Cola Bottling Co. Consolidated	1,100	58,608
Constellation Brands, Inc. Class A (a)	5,100	129,183
		461,711
Food & Drug Retailing - 0.8%
Performance Food Group Co. (a)	10,400	386,776
Wild Oats Markets, Inc. (a)	2,630	29,669
		416,445
Food Products - 0.9%
The J.M. Smucker Co.	10,600	388,066
Tootsie Roll Industries, Inc.	1,500	47,310
		435,376
Household Products - 1.3%
Church & Dwight, Inc.	9,200	318,136
The Dial Corp.	15,400	327,404
		645,540
Personal Products - 0.2%
Nature's Sunshine Products, Inc.	4,259	48,169
NBTY, Inc. (a)	2,206	34,303
		82,472
TOTAL CONSUMER STAPLES		2,041,544
ENERGY - 8.1%
Energy Equipment & Services - 7.4%
Cal Dive International, Inc. (a)	7,900	173,563
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Carbo Ceramics, Inc.	21,100	$ 673,090
Cooper Cameron Corp. (a)	1,100	51,282
FMC Technologies, Inc. (a)	5,400	99,900
Helmerich & Payne, Inc.	13,700	387,847
Maverick Tube Corp. (a)	13,900	177,225
National-Oilwell, Inc. (a)	21,920	457,032
Patterson-UTI Energy, Inc. (a)	17,700	511,884
Superior Energy Services, Inc. (a)	5,300	43,407
Tidewater, Inc.	16,200	456,354
Varco International, Inc. (a)	5,600	92,064
W-H Energy Services, Inc. (a)	31,050	516,051
		3,639,699
Oil & Gas - 0.7%
Cimarex Energy Co. (a)	7,281	115,768
Pogo Producing Co.	3,500	126,175
Prima Energy Corp. (a)	4,967	115,532
		357,475
TOTAL ENERGY		3,997,174
FINANCIALS - 17.7%
Diversified Financials - 0.2%
Investment Technology Group, Inc. (a)	4,100	130,790
Insurance - 13.5%
Arch Capital Group Ltd. (a)	600	16,806
Arthur J. Gallagher & Co.	7,500	201,150
Berkshire Hathaway, Inc.:
Class A (a)	5	370,950
Class B (a)	136	334,560
Brown & Brown, Inc.	6,300	191,520
Everest Re Group Ltd.	8,000	464,160
HCC Insurance Holdings, Inc.	17,100	419,463
Hilb, Rogal & Hamilton Co.	5,900	241,900
IPC Holdings Ltd. (a)	7,565	235,801
Markel Corp. (a)	2,700	546,723
Montpelier Re Holdings Ltd.	12,300	312,420
Ohio Casualty Corp. (a)	17,500	230,825
PartnerRe Ltd.	9,300	492,900
Penn-America Group, Inc.	11,300	97,632
Philadelphia Consolidated Holding Corp. (a)	28,952	970,471
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Platinum Underwriters Holdings Ltd.	6,200	$ 155,620
Protective Life Corp.	8,100	231,498
RenaissanceRe Holdings Ltd.	7,969	326,729
RLI Corp.	8,400	235,200
Scottish Annuity & Life Holdings, Ltd.	2,000	35,380
StanCorp Financial Group, Inc.	2,400	129,600
Triad Guaranty, Inc. (a)	2,900	106,314
UICI (a)	20,200	294,516
		6,642,138
Real Estate - 4.0%
Corrections Corp. of America (a)	122,675	1,972,613
TOTAL FINANCIALS		8,745,541
HEALTH CARE - 25.8%
Biotechnology - 0.6%
BioReliance Corp. (a)	4,400	119,900
Embrex, Inc. (a)	13,737	153,854
Nabi Biopharmaceuticals (a)	800	4,760
		278,514
Health Care Equipment & Supplies - 4.6%
Beckman Coulter, Inc.	9,000	250,650
CONMED Corp. (a)	6,200	121,396
Edwards Lifesciences Corp. (a)	11,500	295,435
Haemonetics Corp. (a)	6,100	129,381
INAMED Corp. (a)	5,200	138,632
Meridian Medical Technologies, Inc. (a)	800	35,296
Ocular Sciences, Inc. (a)	12,200	260,470
Respironics, Inc. (a)	13,580	433,745
Sybron Dental Specialties, Inc. (a)	18,300	264,435
Viasys Healthcare, Inc. (a)	8,300	133,464
Young Innovations, Inc. (a)	9,545	230,512
		2,293,416
Health Care Providers & Services - 19.5%
Alliance Imaging, Inc. (a)	31,900	357,918
American Healthways, Inc. (a)	6,100	119,865
Anthem, Inc.	1	63
Apria Healthcare Group, Inc. (a)	9,500	231,705
Community Health Systems, Inc. (a)	4,600	108,100
Corvel Corp. (a)	14,816	488,928
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Coventry Health Care, Inc. (a)	10,800	$ 361,368
Cryolife, Inc. (a)	3,500	13,545
DaVita, Inc. (a)	36,566	876,487
First Health Group Corp. (a)	24,907	647,084
Genesis Health Ventures, Inc. (a)	31,400	444,624
Gentiva Health Services, Inc.	39,400	312,836
Hanger Orthopedic Group, Inc. (a)	61,820	877,844
Henry Schein, Inc. (a)	12,150	609,566
LabOne, Inc. (a)	2,400	41,832
Manor Care, Inc. (a)	31,172	616,270
National Healthcare Corp. (a)	5,460	98,444
Omnicare, Inc.	22,700	493,271
Pediatric Services of America, Inc. (a)	6,300	34,083
Province Healthcare Co. (a)	24,100	314,505
Radiologix, Inc. (a)	38,700	234,135
Renal Care Group, Inc. (a)	33,603	1,063,535
Specialty Laboratories, Inc. (a)	2,700	22,734
U.S. Physical Therapy, Inc. (a)	39,041	388,848
Universal Health Services, Inc. Class B (a)	17,538	850,242
		9,607,832
Pharmaceuticals - 1.1%
KV Pharmaceutical Co. Class A (a)	7,400	125,800
Medicis Pharmaceutical Corp. Class A (a)	8,400	385,560
Salix Pharmaceuticals Ltd. (a)	5,700	46,740
		558,100
TOTAL HEALTH CARE		12,737,862
INDUSTRIALS - 12.5%
Aerospace & Defense - 3.4%
Alliant Techsystems, Inc. (a)	15,838	952,656
Armor Holdings, Inc. (a)	8,200	125,542
Engineered Support Systems, Inc.	1,000	48,930
Integrated Defense Technologies, Inc.	11,400	159,942
United Defense Industries, Inc.	17,700	405,153
		1,692,223
Air Freight & Logistics - 0.0%
UTI Worldwide, Inc.	100	2,332
Airlines - 0.4%
Atlantic Coast Airlines Holdings, Inc. (a)	14,300	188,760
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.1%
Aaon, Inc. (a)	3,000	$ 56,130
Commercial Services & Supplies - 5.0%
Ambassadors International, Inc.	1,650	13,679
Angelica Corp.	10,400	242,840
Certegy, Inc. (a)	10,900	228,900
FTI Consulting, Inc. (a)	15,800	657,280
Global Payments, Inc.	6,100	172,325
Headwaters, Inc. (a)	3,200	54,880
Healthcare Services Group (a)	8,820	104,605
Kroll, Inc. (a)	13,100	255,188
Learning Tree International, Inc. (a)	7,681	131,261
NDCHealth Corp.	8,200	144,730
On Assignment, Inc. (a)	12,800	108,813
Regis Corp.	11,060	324,500
		2,439,001
Construction & Engineering - 1.1%
Insituform Technologies, Inc. Class A (a)	8,000	127,280
Jacobs Engineering Group, Inc. (a)	12,900	390,741
		518,021
Electrical Equipment - 0.6%
Acuity Brands, Inc.	17,500	209,825
Genlyte Group, Inc. (a)	2,500	93,375
		303,200
Machinery - 1.9%
CLARCOR, Inc.	7,100	219,461
Dionex Corp. (a)	3,700	113,997
Donaldson Co., Inc.	3,550	112,074
Flowserve Corp. (a)	18,000	210,960
Quixote Corp.	8,982	177,125
Watts Industries, Inc. Class A	7,000	115,290
		948,907
TOTAL INDUSTRIALS		6,148,574
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.4%
Andrew Corp. (a)	6,600	56,760
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Plantronics, Inc. (a)	22,400	$ 335,552
Scientific-Atlanta, Inc.	22,600	275,946
		668,258
Computers & Peripherals - 0.0%
SBS Technologies, Inc. (a)	2,200	18,260
Electronic Equipment & Instruments - 3.4%
Cognex Corp. (a)	3,811	72,257
Fisher Scientific International, Inc. (a)	36,500	1,043,900
Flir Systems, Inc. (a)	3,000	141,990
Millipore Corp.	3,900	132,639
PerkinElmer, Inc.	14,200	98,832
ScanSource, Inc. (a)	2,700	162,270
Somera Communications, Inc. (a)	1,800	3,600
		1,655,488
Internet Software & Services - 0.1%
Digitas, Inc. (a)	9,129	25,196
Fidelity National Information Solutions, Inc. (a)	2,635	50,434
		75,630
IT Consulting & Services - 0.3%
Forrester Research, Inc. (a)	500	6,900
New Horizons Worldwide, Inc. (a)	23,430	147,609
		154,509
Semiconductor Equipment & Products - 2.6%
Cohu, Inc.	6,300	99,414
Cymer, Inc. (a)	5,400	135,648
Entegris, Inc. (a)	14,297	123,097
Helix Technology, Inc.	21,863	223,658
Micrel, Inc. (a)	27,500	227,150
Semtech Corp. (a)	6,600	93,258
Teradyne, Inc. (a)	10,200	123,522
Varian Semiconductor Equipment Associates, Inc. (a)	9,900	235,818
		1,261,565
Software - 0.8%
Compuware Corp. (a)	27,400	132,917
FactSet Research Systems, Inc.	2,500	68,375
Jack Henry & Associates, Inc.	2,940	30,220
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Macromedia, Inc. (a)	10,800	$ 121,068
Moldflow Corp. (a)	5,628	31,010
		383,590
TOTAL INFORMATION TECHNOLOGY		4,217,300
MATERIALS - 5.5%
Containers & Packaging - 0.2%
Aptargroup, Inc.	2,800	78,204
Metals & Mining - 5.3%
Anglogold Ltd. sponsored ADR	3,100	78,027
Ashanti Goldfields Co. Ltd. GDR (a)	53,600	278,720
Barrick Gold Corp.	5,200	78,307
Echo Bay Mines Ltd. (a)	256,400	222,284
Glamis Gold Ltd. (a)	42,900	350,980
Gold Fields Ltd. New sponsored ADR	4,700	51,700
Harmony Gold Mining Co. Ltd. sponsored ADR	24,800	324,136
IAMGOLD Corp.	49,000	160,166
Kinross Gold Corp. (a)	185,700	308,864
Lihir Gold Ltd. sponsord ADR (a)	23,600	289,100
Newmont Mining Corp. Holding Co.	3,100	76,632
Placer Dome, Inc.	8,800	77,138
Royal Gold, Inc.	9,200	162,840
TVX Gold, Inc. (a)	15,400	165,057
		2,623,951
TOTAL MATERIALS		2,702,155
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Shenandoah Telecommunications Co.	200	9,980
UTILITIES - 0.6%
Gas Utilities - 0.3%
UGI Corp.	3,300	128,007
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.3%
Equitable Resources, Inc.	4,800	$ 170,880
TOTAL UTILITIES		298,887
TOTAL COMMON STOCKS (Cost $47,814,780)		46,719,449
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 1.83% (b) (Cost $1,336,870)	1,336,870	1,336,870
TOTAL INVESTMENT PORTFOLIO - 97.4% (Cost $49,151,650)		48,056,319
NET OTHER ASSETS - 2.6%		1,261,457
NET ASSETS - 100%		$ 49,317,776
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $71,213,873 and $59,542,680, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,315 for the period.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002 (Unaudited)

Assets
Investment in securities, at value (cost $49,151,650) - See accompanying schedule		$ 48,056,319
Cash		10,423
Receivable for investments sold		1,938,573
Receivable for fund shares sold		91,889
Dividends receivable		5,300
Interest receivable		6,348
Redemption fees receivable		9
Receivable from investment adviser for expense reductions		20,358
Other receivables		10,002
Total assets		50,139,221

Liabilities
Payable for investments purchased	$ 660,444
Payable for fund shares redeemed	106,147
Accrued management fee	30,326
Other payables and accrued expenses	24,528
Total liabilities		821,445

Net Assets		$ 49,317,776
Net Assets consist of:
Paid in capital		$ 59,976,974
Accumulated net investment loss		(108,564)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,455,303)
Net unrealized appreciation (depreciation) on investments		(1,095,331)
Net Assets, for 4,711,747 shares outstanding		$ 49,317,776
Net Asset Value, offering price and redemption price per share ($49,317,776 ÷ 4,711,747 shares)		$ 10.47

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended October 31, 2002 (Unaudited)

Investment Income
Dividends		$ 49,034
Interest		55,835
Security lending		635
Total income		105,504

Expenses
Management fee Basic fee	$ 189,664
Performance adjustment	21,271
Transfer agent fees	105,087
Accounting and security lending fees	30,791
Non-interested trustees' compensation	93
Custodian fees and expenses	21,879
Registration fees	44,626
Audit	14,769
Legal	170
Miscellaneous	21,628
Total expenses before reductions	449,978
Expense reductions	(233,540)	216,438
Net investment income (loss)		(110,934)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,009,229)
Foreign currency transactions	1,654
Total net realized gain (loss)		(9,007,575)
Change in net unrealized appreciation (depreciation) on investment securities		(5,513,973)
Net gain (loss)		(14,521,548)
Net increase (decrease) in net assets resulting from operations		$ (14,632,482)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended October 31, 2002 (Unaudited)	Year ended April 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (110,934)	$ (100,142)
Net realized gain (loss)	(9,007,575)	1,134,978
Change in net unrealized appreciation (depreciation)	(5,513,973)	3,854,454
Net increase (decrease) in net assets resulting from operations	(14,632,482)	4,889,290
Distributions to shareholders from net realized gain	(1,308,391)	(36,378)
Share transactions Net proceeds from sales of shares	25,034,527	55,937,183
Reinvestment of distributions	1,307,115	36,378
Cost of shares redeemed	(18,709,123)	(9,002,102)
Net increase (decrease) in net assets resulting from share transactions	7,632,519	46,971,459
Redemption fees	47,068	46,247
Total increase (decrease) in net assets	(8,261,286)	51,870,618

Net Assets
Beginning of period	57,579,062	5,708,444
End of period (including accumulated net investment loss of $108,564 and undistributed net investment income of $2,370, respectively)	$ 49,317,776	$ 57,579,062
Other Information Shares
Sold	2,108,366	4,351,137
Issued in reinvestment of distributions	101,405	3,006
Redeemed	(1,625,271)	(727,121)
Net increase (decrease)	584,500	3,627,022

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2002	Years ended April 30,
	(Unaudited)	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.95	$ 11.41	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.06)	(.01)
Net realized and unrealized gain (loss)	(3.18)	2.63	1.40
Total from investment operations	(3.20)	2.57	1.39
Distributions from net realized gain	(.29)	(.06)	-
Redemption fees added to paid in capital D	.01	.03	.02
Net asset value, end of period	$ 10.47	$ 13.95	$ 11.41
Total Return B, C	(23.26)%	22.87%	14.10%
Ratios to Average Net Assets F
Expenses before expense reductions	1.74% A	1.91%	7.54% A
Expenses net of voluntary waivers, if any	1.05% A	1.05%	1.05% A
Expenses net of all reductions	.84% A	.92%	.93% A
Net investment income (loss)	(.43)% A	(.48)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,318	$ 57,579	$ 5,708
Portfolio turnover rate	254% A	338%	820% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 26, 2000 (commencement of operations) to April 30, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Small Cap Retirement Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to net operating losses and losses deferred due to wash sales.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 2,463,376	|
Unrealized depreciation	(3,929,054)
Net unrealized appreciation (depreciation)	$ (1,465,678)
Cost for federal income tax purposes	$ 49,521,997

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Semiannual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment took effect in September, 2001. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate, including the performance adjustment, was .82% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .41% of average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $54,236 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

Semiannual Report

7. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded 1.05% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $178,816.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $54,445 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $279.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the fund and one of unaffiliated shareholders was the owner of record of 10% of the total outstanding shares of the fund.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
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527 North Brand Boulevard
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19200 Von Karman Avenue
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601 Larkspur Landing Circle
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10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
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251 University Avenue
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1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

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Colorado

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Denver, CO

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Connecticut

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Delaware

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Naples, FL

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Georgia

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Illinois

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Maine

Three Canal Plaza
Portland, ME

Maryland

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Massachusetts

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Boston, MA

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Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

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Semiannual Report

Michigan

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Utah

215 South State Street
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1861 International Drive
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411 108th Avenue, N.E.
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Semiannual Report

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(Fidelity Investment logo)(registered trademark)
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www.fidelity.com

Fidelity®

Small Cap Stock

Fund

Semiannual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity ® Small Cap Stock	-22.01%	-5.59%	24.47%
Russell 2000 ®	-26.33%	-11.57%	-15.18%
Small Cap Funds Average	-24.50%	-12.16%	n/a*
Small-Cap Core Funds Average	-24.40%	-9.17%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 12, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Small Cap Stock	-5.59%	4.83%
Russell 2000	-11.57%	-3.48%
Small Cap Funds Average	-12.16%	n/a*
Small-Cap Core Funds Average	-9.17%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Small Cap Stock Fund on March 12, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the six-month period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities of late, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall six-month period, the large-cap oriented Standard & Poor's 500SM Index dropped 17.02%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.08%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 14.61%.

(Portfolio Manager photograph)
An interview with Paul Antico, Portfolio Manager of Fidelity Small Cap Stock Fund

Q. How did the fund perform, Paul?

A. For the six-month period ending October 31, 2002, the fund declined 22.01%. By comparison, the Russell 2000 Index was down 26.33% and the Lipper Inc. small cap funds average fell 24.50%. For the 12-month period ending October 31, 2002, the fund dropped 5.59%, compared to the 11.57% decline of the Russell 2000 and the 12.16% fall in the Lipper average.

Q. Why did the fund outperform its benchmark and peer group during the six-month period?

A. Individual stock picking was the key. All types of stocks were pummeled during the past six months, with significant price deterioration. While many investors panicked and focused only on negative returns, I saw a tremendous opportunity to take advantage of bargains in this market climate. I used much of the fund's cash to buy additional shares of stocks I owned as well as to add new positions at attractive valuations. Doing so gave the fund a more aggressive overall posture that I believed strengthened its quality and improved opportunities for future performance. As usual, I did not focus on macroeconomic trends or sector weightings. Instead, I followed my typical bottom-up, stock-by-stock approach. As a result, the fund held fewer names and had a larger concentration of assets in its largest positions, helping it outperform its benchmark and peer group during the period.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Which stocks were winners?

A. PETsMART did a great job in turning its business around, improving its bricks-and-mortar retailing operations and exiting the unprofitable parts of its Internet operation. The company also benefited by being in a growth area of pet supplies. Covance is a contract research organization, conducting drug trials for biotechnology and pharmaceutical companies. Its solid backlog of business, large number of clients and growing toxicology operations helped its earnings and stock soar. Ingram Micro distributes technology products for manufacturers. Its stock price had fallen significantly with the overall decline in tech spending, but I believed it could improve its performance through cost-cutting efforts near term and better pricing discipline long term, given the consolidation in this market that left only one significant competitor. Its stock subsequently came back strongly as cost-cutting efforts bore fruit.

Q. Which were detractors?

A. Insight Enterprises is a technology reseller, buying from distributors and reselling to small businesses. Generally, tech resellers did well during the period, but Insight suffered from poor strategic decisions and execution miscues that could weaken its prospects for future growth. Oak Technology, a leader in manufacturing semiconductor chips for CD-ROM and DVD-ROM drives, made a large acquisition that depleted its cash reserves - an important cushion in a tough technology spending environment - and diluted its eventual upside potential. SBA Communications is a public cellphone tower company that was hurt as investors shied away from most cellular-related stocks. After its stock price came down significantly, I bought SBA, based on the value of its underlying assets. However, given the company's extremely high debt level and unpredictable revenues, its prospects continued to deteriorate, and I sold it.

Q. What's your outlook, Paul?

A. I'm feeling optimistic, as the fund's more aggressive positioning indicates. I can't predict the timing of future market moves, but, with many investors still panicking, I'm not having much difficulty finding what I believe are great ideas and hidden gems at prices that offer attractive potential returns. Going forward, I'll continue to follow the same disciplined, long-term, bottom-up stock-picking approach, which I hope will allow me to build on the fund's good track record.

Note to shareholders: Effective after the close of trading on October 18, 2002, the redemption fee period for Fidelity Small Cap Stock Fund was shortened from three years to 90 days. Shares redeemed after October 18, 2002 that have been held at least 90 days will not be charged a redemption fee. Shares held for less than 90 days will be subject to a 2.00% redemption fee.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with small market capitalizations

Fund number: 340

Trading symbol: FSLCX

Start date: March 12, 1998

Size: as of October 31, 2002, more than $1.3 billion

Manager: Paul Antico, since inception; manager, Fidelity Advisor Consumer Industries Fund, 1997-1998; several Fidelity Select Portfolios, 1993-1998; joined Fidelity in 1991

3

Paul Antico discusses his investment approach in a tough environment for stocks:

"This period was the ultimate stock picker's market because many equities across all industries declined rapidly and investors exited their positions based more on emotion than logic. Everyone seemed focused on the bad news, which allowed me to remain dispassionate, stick with my investment discipline and find new opportunities at attractive prices. This played into my core style of bottom-up stock picking, across industries and with sensitivity to valuation. Generally, I've found I'm much more likely to profit from my investments if I build a portfolio stock by stock, and I try to discover emerging trends by identifying individual stars. This discipline helped me avoid the technology crash of the past few years, got me into steel stocks prior to their appreciation when others were avoiding them, and allowed me to benefit from the stability of consumer spending on their pets. When a stock or a sector becomes very popular with investors, they tend to push prices up beyond fair value. So, you'll often find me selling what others love and buying what others have overlooked or given up on. Since I have a long time horizon, I feel it's best to buy great companies at cheap prices, sit back and hold on to the potential long-term success stories."

Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Owens-Illinois, Inc.	3.5	3.0
PETsMART, Inc.	2.7	1.6
Tech Data Corp.	2.6	2.6
Alexandria Real Estate Equities, Inc.	2.4	1.9
Covance, Inc.	2.4	0.9
Ingram Micro, Inc. Class A	2.4	1.5
Coinstar, Inc.	2.2	1.8
American Healthways, Inc.	2.2	2.3
Priority Healthcare Corp. Class B	1.9	0.3
G&K Services, Inc. Class A	1.6	0.6
	23.9
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.0	15.1
Industrials	18.6	17.4
Information Technology	16.2	15.4
Health Care	15.9	12.5
Financials	9.4	8.2
Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
Stocks	91.2%	Stocks	80.0%
Convertible Securities	2.9%	Convertible Securities	1.9%
Short-Term Investments and Net Other Assets	5.9%	Short-Term Investments and Net Other Assets	18.1%
* Foreign investments	16.7%	** Foreign investments	13.3%

Semiannual Report

Investments October 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 19.0%
Auto Components - 0.2%
Keystone Automotive Industries, Inc. (a)	141,000	$ 2,126
Hotels, Restaurants & Leisure - 1.7%
Ask Central PLC	2,225,000	4,996
Garden Fresh Restaurant Corp. (a)	197,780	1,978
Hollywood Casino Corp. Class A (a)	562,950	6,936
Kappa Create Co. Ltd. (a)	2,500	133
Paddy Power PLC	900,000	3,652
Worldwide Restaurant Concepts, Inc. (a)(c)	2,413,600	5,189
		22,884
Household Durables - 1.7%
Applica, Inc. (a)(c)	2,346,700	14,033
Helen of Troy Ltd. (a)	284,396	2,744
SEB SA	50,000	4,157
Snap-On, Inc.	100,800	2,626
		23,560
Internet & Catalog Retail - 0.7%
Insight Enterprises, Inc. (a)	950,200	7,260
Shop At Home, Inc. (a)	753,800	1,975
		9,235
Leisure Equipment & Products - 0.1%
Heiwa Corp.	105,800	1,572
Media - 1.4%
Astral Media, Inc. Class A (non-vtg.)	349,400	4,667
Emmis Communications Corp. Class A (a)	188,600	4,115
Granite Broadcasting Corp. (non vtg.) (a)	294,500	554
Grupo Radio Centro SA de CV sponsored ADR (a)	330,500	770
NRJ Group	173,800	2,973
Trader Classified Media NV (A Shares) (a)	975,000	6,755
		19,834
Multiline Retail - 1.5%
Big Lots, Inc. (a)	766,800	12,729
Factory 2-U Stores, Inc. (a)	244,700	379
Merchant Retail Group PLC	4,000,000	7,354
		20,462
Specialty Retail - 8.0%
Aaron Rents, Inc.	392,800	8,465
Aeropostale, Inc.	120,600	1,444
Chico's FAS, Inc. (a)	300,000	5,790
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Christopher & Banks Corp. (a)	150,000	$ 4,005
Foot Locker, Inc. (a)	260,300	2,551
Forzani Group Ltd. Class A (a)	1,025,700	11,948
Guitar Center, Inc. (a)	216,700	4,052
Hibbett Sporting Goods, Inc. (a)	64,187	1,405
La Senza Corp. (sub. vtg.) (c)	659,900	5,717
PETCO Animal Supplies, Inc.	199,000	4,987
PETsMART, Inc. (a)	1,917,999	36,653
Restoration Hardware, Inc. (a)	897,800	4,758
The Childrens Place Retail Stores, Inc. (a)	209,000	1,839
The Game Group PLC	1,824,817	3,191
Too, Inc. (a)	505,600	12,792
		109,597
Textiles Apparel & Luxury Goods - 3.7%
Brown Shoe Co., Inc.	227,300	4,398
Gildan Activewear, Inc. Class A (sub. vtg.) (a)	459,600	10,157
Oshkosh B'Gosh, Inc. Class A	416,800	12,421
Puma AG	198,052	12,840
Russell Corp.	251,000	3,901
Unifirst Corp.	312,530	6,247
		49,964
TOTAL CONSUMER DISCRETIONARY		259,234
CONSUMER STAPLES - 2.1%
Food Products - 1.6%
AgriBioTech, Inc. warrants (a)	60,000	0
Central Garden & Pet Co. Class A (a)	337,100	6,739
Dean Foods Co. (a)	216,170	8,104
Fresh Del Monte Produce, Inc.	258,900	7,058
Glanbia PLC	384,165	608
		22,509
Personal Products - 0.5%
First Years, Inc.	267,400	2,407
Pacific Corp.	40,000	4,020
		6,427
TOTAL CONSUMER STAPLES		28,936
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 1.2%
Energy Equipment & Services - 0.3%
CHC Helicopter Corp. Class A (sub. vtg.)	236,800	$ 4,545
Oil & Gas - 0.9%
Stelmar Shipping Ltd. (a)	349,200	5,123
Teekay Shipping Corp.	214,700	7,038
		12,161
TOTAL ENERGY		16,706
FINANCIALS - 9.2%
Banks - 1.8%
Anglo Irish Bank Corp. PLC	753,668	4,911
Bank of Hawaii Corp.	150,000	4,443
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	291,800	2,720
Cassa Di Risparmio Di Firenze	3,000,000	3,620
Commerce Bancorp, Inc., New Jersey	50,719	2,329
EFC Bancorp, Inc.	79,600	1,338
Silicon Valley Bancshares (a)	237,700	4,466
		23,827
Diversified Financials - 0.9%
Farmer Mac Class C (non-vtg.) (a)	193,500	6,051
LaBranche & Co., Inc. (a)	150,300	4,060
Soundview Technology Group, Inc. (a)	1,689,900	2,003
		12,114
Insurance - 3.2%
Arch Capital Group Ltd. (a)	3,800	106
HCC Insurance Holdings, Inc.	499,500	12,253
Markel Corp. (a)	39,000	7,897
Ohio Casualty Corp. (a)	535,000	7,057
PartnerRe Ltd.	213,400	11,310
Penn-America Group, Inc.	480,600	4,152
UICI (a)	73,800	1,076
		43,851
Real Estate - 3.3%
Alexandria Real Estate Equities, Inc.	786,100	33,016
Apartment Investment & Management Co. Class A	75,400	2,650
CenterPoint Properties Trust (SBI)	65,100	3,508
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Correctional Properties Trust	188,500	$ 4,006
Reckson Associates Realty Corp.	123,900	2,516
		45,696
TOTAL FINANCIALS		125,488
HEALTH CARE - 15.5%
Biotechnology - 2.9%
Caliper Technologies Corp. (a)	713,300	2,896
Connetics Corp. (a)	1,120,600	14,321
Geneprot, Inc. (e)	43,000	151
Human Genome Sciences, Inc. (a)	769,900	7,522
Lifelink Monitoring Corp. warrants 11/28/02 (a)(e)	379,035	4
Myriad Genetics, Inc. (a)	403,700	7,291
Trimeris, Inc. (a)	150,500	7,936
		40,121
Health Care Equipment & Supplies - 1.7%
Gyrus Group PLC (a)	2,700,000	7,498
HealthTronics Surgical Services, Inc. (a)	397,800	3,501
Invacare Corp.	13,000	411
Kensey Nash Corp. (a)	169,630	2,865
QMed, Inc. (a)	32,700	229
Resmed, Inc. (a)	99,500	3,360
Steris Corp. (a)	168,410	4,468
		22,332
Health Care Providers & Services - 10.9%
Accredo Health, Inc. (a)	225,700	10,445
American Healthways, Inc. (a)(c)	1,515,750	29,784
AMN Healthcare Services, Inc.	278,600	4,029
AmSurg Corp. (a)	43,000	1,198
Covance, Inc. (a)	1,459,700	32,522
Dianon Systems, Inc. (a)	352,300	14,092
Hanger Orthopedic Group, Inc. (a)	316,000	4,487
ICON PLC sponsored ADR (a)	275,700	6,893
Matria Healthcare, Inc. (a)	306,800	2,835
Pharmaceutical Product Development, Inc. (a)	154,300	4,228
Priority Healthcare Corp. Class B (a)	1,073,720	26,081
ProxyMed, Inc. (a)	112,700	1,297
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Sunrise Assisted Living, Inc. (a)	391,300	$ 8,139
VCA Antech, Inc. (a)	219,500	3,286
		149,316
TOTAL HEALTH CARE		211,769
INDUSTRIALS - 18.6%
Aerospace & Defense - 0.7%
BE Aerospace, Inc. (a)	968,100	2,962
Kongsberg Gruppen ASA (a)	225,000	2,722
Ultra Electronics Holdings PLC	500,000	3,403
		9,087
Air Freight & Logistics - 0.0%
UTI Worldwide, Inc.	6,600	154
Airlines - 0.2%
Alaska Air Group, Inc. (a)	144,500	3,127
Building Products - 0.9%
Heywood Williams Group PLC	1,000,100	2,347
York International Corp.	440,100	10,351
		12,698
Commercial Services & Supplies - 9.8%
Angelica Corp.	127,100	2,968
Bright Horizons Family Solutions, Inc. (a)	110,300	2,984
Century Business Services, Inc. (a)	965,500	2,559
Childtime Learning Centers, Inc. (a)(c)	319,921	448
Coinstar, Inc. (a)	993,230	29,787
Cornell Companies, Inc. (a)(c)	1,272,779	8,108
Danka Business Systems PLC sponsored ADR (a)	1,285,400	3,034
Davis Service Group PLC	1,050,000	4,986
eFunds Corp. (a)	510,680	4,504
Exult, Inc. (a)	1,401,617	3,995
FTI Consulting, Inc. (a)	124,100	5,163
G&K Services, Inc. Class A	677,260	21,754
infoUSA, Inc. (a)	69,600	292
Johnson Service Group PLC	943,000	4,006
Labor Ready, Inc. (a)(c)	2,791,200	19,203
Mail-Well, Inc. (a)	1,685,600	2,545
Medialink Worldwide, Inc. (a)(c)	567,100	2,042
Mitie Group PLC	2,750,000	3,872
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Nashua Corp. (a)	16,300	$ 116
ProsoftTraining.com (a)(c)	2,395,800	359
RemedyTemp, Inc. Class A (a)	185,600	2,784
Robert Walters PLC	1,000,000	759
Teleplan International NV (a)(c)	1,751,973	8,671
		134,939
Electrical Equipment - 1.8%
A.O. Smith Corp.	140,000	3,074
Baldor Electric Co.	1,002,700	18,861
Hubbell, Inc. Class B	64,990	2,206
		24,141
Machinery - 4.3%
Actuant Corp. Class A (a)	135,000	5,373
AGCO Corp. (a)	200,000	5,080
Albany International Corp. Class A	240,200	5,090
Kennametal, Inc.	130,800	4,077
Navistar International Corp.	726,500	16,288
Saurer AG (Reg.) (a)	275,000	5,119
Terex Corp. (a)	325,700	3,798
Trinity Industries, Inc.	499,800	7,847
Wabtec Corp.	428,600	6,103
		58,775
Road & Rail - 0.9%
Kansas City Southern (a)	508,600	7,120
USFreightways Corp.	172,649	4,851
		11,971
TOTAL INDUSTRIALS		254,892
INFORMATION TECHNOLOGY - 15.8%
Communications Equipment - 1.1%
Azlan Group PLC (a)	2,690,000	3,220
Bel Fuse, Inc. Class A (a)	148,700	2,495
Black Box Corp. (a)	209,600	8,862
		14,577
Electronic Equipment & Instruments - 6.1%
Arrow Electronics, Inc. (a)	550,000	7,222
Avnet, Inc.	99,600	926
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Inficon Holding AG sponsord ADR (a)	100,600	$ 458
Ingram Micro, Inc. Class A (a)	2,245,600	32,179
Merix Corp. (a)	35,000	315
Symbol Technologies, Inc.	820,800	7,100
Tech Data Corp. (a)	1,114,300	35,602
		83,802
Internet Software & Services - 1.3%
ActivCard SA sponsored ADR (a)	376,779	2,958
Allscripts Healthcare Solutions, Inc. (a)	1,750,737	5,186
Ask Jeeves, Inc. (a)(c)	3,502,095	5,954
j2 Global Communications, Inc. (a)	137,143	3,762
		17,860
IT Consulting & Services - 1.4%
Bell Microproducts, Inc. (a)(c)	1,348,379	7,376
MPS Group, Inc. (a)	2,167,700	11,684
		19,060
Office Electronics - 0.4%
IKON Office Solutions, Inc.	849,500	6,014
Semiconductor Equipment & Products - 2.1%
Advanced Power Technology, Inc. (a)	369,648	876
ATMI, Inc. (a)	275,300	5,063
Cymer, Inc. (a)	250,000	6,280
DuPont Photomasks, Inc. (a)	253,200	5,289
Fairchild Semiconductor International, Inc. Class A (a)	500,000	5,950
Oak Technology, Inc. (a)	1,885,100	3,129
Virage Logic Corp. (a)	165,290	1,866
		28,453
Software - 3.4%
Infinium Software, Inc. (a)(c)	860,336	5,911
MapInfo Corp. (a)	457,750	2,765
Novo Group Oyj	2,023,350	5,247
NYFIX, Inc. (a)	264,000	1,014
Phoenix Technologies Ltd. (a)(c)	2,048,945	11,392
Quest Software, Inc. (a)	300,200	3,278
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
TALX Corp. (c)	861,525	$ 11,544
Vastera, Inc. (a)	1,326,975	5,746
		46,897
TOTAL INFORMATION TECHNOLOGY		216,663
MATERIALS - 8.4%
Chemicals - 1.5%
Celanese AG (Reg.) (a)	496,665	9,380
Lyondell Chemical Co.	450,500	5,631
Millennium Chemicals, Inc.	356,900	3,308
Minerals Technologies, Inc.	20,300	891
PolyOne Corp.	248,800	1,990
		21,200
Construction Materials - 0.7%
Cementos Portland SA	146,373	5,071
Ciments Francais SA	100,000	4,721
		9,792
Containers & Packaging - 4.3%
Airspray NV	227,764	3,528
Applied Extrusion Technologies, Inc. (a)(c)	993,100	2,403
Aptargroup, Inc.	149,400	4,173
Owens-Illinois, Inc. (a)	4,020,900	48,204
		58,308
Metals & Mining - 1.7%
AK Steel Holding Corp. (a)	400,000	2,896
Aquarius Platinum Ltd. (Australia)	137,085	660
Gerdau Ameristeel Corp. (a)	2,381,700	4,512
Ivaco, Inc. Class A (sub. vtg.) (a)(c)	1,500,300	3,131
Steel Dynamics, Inc. (a)	642,663	8,374
Teck Cominco Ltd. Class B (sub. vtg.)	450,300	3,138
		22,711
Paper & Forest Products - 0.2%
Boise Cascade Corp.	125,000	2,974
TOTAL MATERIALS		114,985
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
American Tower Corp. Class A (a)	4,745,400	$ 6,691
Crown Castle International Corp. (a)	3,488,260	12,209
		18,900
TOTAL COMMON STOCKS (Cost $1,326,043)		1,247,573
Convertible Preferred Stocks - 1.6%

HEALTH CARE - 0.4%
Biotechnology - 0.0%
Lifelink Monitoring Corp. Series A (e)	1,042,345	365
Health Care Providers & Services - 0.4%
Lifemasters Supported Selfcare, Inc. Series F (e)	461,818	5,100
TOTAL HEALTH CARE		5,465
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Owens-Illinois, Inc. $2.375	74,300	1,724
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
Crown Castle International Corp. $3.125 PIERS	985,000	14,283
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $33,341)		21,472
Convertible Bonds - 1.3%
	Principal Amount (000s)
FINANCIALS - 0.2%
Insurance - 0.2%
Ohio Casualty Corp. 5% 3/19/22 (d)	$ 3,064	2,892
INFORMATION TECHNOLOGY - 0.4%
IT Consulting & Services - 0.2%
CNET, Inc. 5% 3/1/06	5,300	2,889
Convertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 0.2%
Kulicke & Soffa Industries, Inc. 5.25% 8/15/06 (d)	$ 5,200	$ 2,353
TOTAL INFORMATION TECHNOLOGY		5,242
TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
American Tower Corp. 2.25% 10/15/09	17,080	9,736
TOTAL CONVERTIBLE BONDS (Cost $21,881)		17,870
Money Market Funds - 9.3%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	71,174,220	71,174
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	56,762,250	56,762
TOTAL MONEY MARKET FUNDS (Cost $127,936)		127,936
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $1,509,201)		1,414,851
NET OTHER ASSETS - (3.4)%		(46,311)
NET ASSETS - 100%		$ 1,368,540
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,245,000 or 0.4% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc.	7/7/00	$ 237
Lifelink Monitoring Corp. warrants 11/28/02	11/28/00	$ 4
Lifelink Monitoring Corp. Series A	11/28/00 - 3/18/02	$ 4,008
Lifemasters Supported Selfcare, Inc. Series F	6/24/02	$ 5,100
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.3%
United Kingdom	3.8
Canada	3.5
Germany	1.6
Netherlands	1.4
Ireland	1.2
Bermuda	1.1
France	1.0
Others (individually less than 1%)	3.1
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $1,015,365,000 and $760,411,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $198,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,620,000 or 0.4% of net assets.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $52,159) (cost $1,509,201) - See accompanying schedule		$ 1,414,851
Cash		56
Foreign currency held at value (cost $2)		2
Receivable for investments sold		27,485
Receivable for fund shares sold		1,198
Dividends receivable		961
Interest receivable		202
Other receivables		294
Total assets		1,445,049

Liabilities
Payable for investments purchased	$ 16,392
Payable for fund shares redeemed	2,236
Accrued management fee	1,001
Other payables and accrued expenses	118
Collateral on securities loaned, at value	56,762
Total liabilities		76,509

Net Assets		$ 1,368,540
Net Assets consist of:
Paid in capital		$ 1,588,257
Undistributed net investment income		1,710
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(127,083)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(94,344)
Net Assets, for 118,672 shares outstanding		$ 1,368,540
Net Asset Value, offering price and redemption price per share ($1,368,540 ÷ 118,672 shares)		$ 11.53

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)

Investment Income
Dividends (including $55 received from affiliated issuers)		$ 6,885
Interest		1,910
Security lending		315
Total income		9,110

Expenses
Management fee Basic fee	$ 5,561
Performance adjustment	1,127
Transfer agent fees	1,851
Accounting and security lending fees	177
Non-interested trustees' compensation	3
Custodian fees and expenses	121
Registration fees	32
Audit	20
Legal	6
Miscellaneous	81
Total expenses before reductions	8,979
Expense reductions	(944)	8,035
Net investment income (loss)		1,075
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(8,996) on sales of investments in affiliated issuers)	(115,180)
Foreign currency transactions	59
Total net realized gain (loss)		(115,121)
Change in net unrealized appreciation (depreciation) on: Investment securities	(290,697)
Assets and liabilities in foreign currencies	(19)
Total change in net unrealized appreciation (depreciation)		(290,716)
Net gain (loss)		(405,837)
Net increase (decrease) in net assets resulting from operations		$ (404,762)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)	Year ended April 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,075	$ 3,174
Net realized gain (loss)	(115,121)	37,854
Change in net unrealized appreciation (depreciation)	(290,716)	144,006
Net increase (decrease) in net assets resulting from operations	(404,762)	185,034
Distributions to shareholders from net investment income	-	(1,837)
Distributions to shareholders from net realized gain	(37,436)	-
Total distributions	(37,436)	(1,837)
Share transactions Net proceeds from sales of shares	234,962	600,152
Reinvestment of distributions	35,996	1,765
Cost of shares redeemed	(217,466)	(196,707)
Net increase (decrease) in net assets resulting from share transactions	53,492	405,210
Redemption fees	3,079	2,556
Total increase (decrease) in net assets	(385,627)	590,963
Net Assets
Beginning of period	1,754,167	1,163,204
End of period (including undistributed net investment income of $1,710 and undistributed net investment income of $635, respectively)	$ 1,368,540	$ 1,754,167
Other Information Shares
Sold	17,795	42,220
Issued in reinvestment of distributions	2,558	125
Redeemed	(17,777)	(14,607)
Net increase (decrease)	2,576	27,738

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2002	Years ended April 30,
	(Unaudited)	2002	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 13.16	$ 13.74	$ 9.46	$ 10.55	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.03	.05	-	-	.01
Net realized and unrealized gain (loss)	(3.31)	1.91	.02	4.22	(1.20)	.54
Total from investment operations	(3.30)	1.94	.07	4.22	(1.20)	.55
Distributions from net investment income	-	(.02)	(.04)	-	(.01)	-
Distributions in excess of net investment income	-	-	-	-	(.01)	-
Distributions from net realized gain	(.31)	-	(.49)	-	-	-
Distributions in excess of net realized gain	-	-	(.16)	-	-	-
Total distributions	(.31)	(.02)	(.69)	-	(.02)	-
Redemption fees added to paid in capital D	.03	.03	.04	.06	.13	-
Net asset value, end of period	$ 11.53	$ 15.11	$ 13.16	$ 13.74	$ 9.46	$ 10.55
Total Return B, C	(22.01)%	14.98%	.78%	45.24%	(10.12)%	5.50%
Ratios to Average Net Assets F
Expenses before expense reductions	1.19% A	1.12%	1.10%	1.17%	1.04%	1.88% A
Expenses net of voluntary waivers, if any	1.19% A	1.12%	1.10%	1.17%	1.04%	1.50% A
Expenses net of all reductions	1.06% A	1.07%	1.05%	1.13%	.99%	1.48% A
Net investment income (loss)	.14% A	.24%	.36%	(.01)%	.01%	.67% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,369	$ 1,754	$ 1,163	$ 967	$ 426	$ 738
Portfolio turnover rate	109% A	132%	126%	120%	170%	75% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period March 12, 1998 (commencement of operations) to April 30, 1998.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Semiannual Report

Notes to Financial Statements (Unaudited)- continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales.

Semiannual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 160,926
Unrealized depreciation	(272,001)
Net unrealized appreciation (depreciation)	$ (111,075)
Cost for federal income tax purposes	$ 1,525,926

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. Redemptions on or prior to October 18, 2002 of shares held less than three years were subject to a trading fee equal to 2.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited)- continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was ..88% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,158 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $941 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $2 and $1, respectively.

Semiannual Report

Notes to Financial Statements (Unaudited)- continued

(Amounts in thousands except ratios)

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Advanced Power Technology, Inc.	$ -	$ 697	$ -	$ -
American Healthways, Inc.	-	-	-	29,784
Applica, Inc.	8,992	254	-	14,033
Applied Extrusion Technologies, Inc.	182	136	-	2,403
Ashworth, Inc.	-	4,753	-	-
Ask Jeeves, Inc.	1,197	-	-	5,954
Bell Microproducts, Inc.	1,643	-	-	7,376
Checkers Drive-In Restaurants, Inc.	-	432	-	-
Childtime Learning Centers, Inc.	-	1,621	-	448
Cornell Companies, Inc.	371	473	-	8,108
Infinium Software, Inc.	1,364	125	-	5,911
Ivaco, Inc. Class A (sub. vtg.).	341	-	-	3,131
La Senza Corp. (sub. vtg.)	-	-	29	5,717
Labor Ready, Inc.	2,805	-	-	19,203
Matria Healthcare, Inc.	-	7,713	-	-
Medialink Worldwide, Inc.	-	-	-	2,042
Phoenix Technologies Ltd.	2,004	223	-	11,392
ProsoftTraining.com	-	-	-	359
TALX Corp.	1,742	-	26	11,544
U.S. Physical Therapy, Inc.	2,028	2,194	-	-
Teleplan International NV	1,575	-	-	8,671
Worldwide Restaurant Concepts, Inc.	-	956	-	5,189
TOTALS	$ 24,244	$ 19,577	$ 55	$ 141,265

Semiannual Report

Managing Your Investments

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By Phone

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Press

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*0   To speak to a Fidelity representative.

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

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Spartan®

500 Index

Fund

Semiannual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan ® 500 Index	-17.04%	-15.18%	2.90%	150.54%
S&P 500 ®	-17.02%	-15.11%	3.69%	156.63%
S&P 500 Index Objective Funds Average	-17.25%	-15.66%	1.13%	147.36%
S&P 500 Index Classification Funds Average	-17.25%	-15.66%	1.13%	147.36%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500®)- a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan 500 Index	-15.18%	0.57%	9.62%
S&P 500	-15.11%	0.73%	9.88%
S&P 500 Index Objective Funds Average	-15.66%	0.22%	9.48%
S&P 500 Index Classification Funds Average	-15.66%	0.22%	9.48%

Average annual total returns take the fund's cumulative returns and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® 500 Index Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Semiannual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Patrick Cannon, who oversees the Spartan 500 Index Fund's investment management personnel as Managing Director for Deutsche Asset Management, Inc., sub-adviser of the fund.

Q. How did the fund perform, Patrick?

A. For the six months period ending October 31, 2002, the fund returned -17.04%, in line with the Standard & Poor's 500 Index's (S&P 500) return of -17.02%. The S&P 500 index objective funds average, tracked by Lipper Inc., returned -17.25% during the same period. For the 12 months ending October 31, 2002, the fund returned -15.18%, while the S&P 500 returned -15.11% and the Lipper peer average returned -15.66%.

Q. What major factors hurt stock prices during the six months?

A. Three primary factors hurt stock performance. The first was a steady drumbeat of disappointing earnings reports. Second, each day seemingly brought reports of new accounting scandals at well-known corporations such as WorldCom, and investors began to worry whether more revelations were to come. Finally, investors around the world were concerned about geopolitics, especially the ongoing violence in the Middle East, the war on terrorism and the potential for war with Iraq. Despite these concerns, however, stocks staged an impressive rally in the period's final month, as investors saw prospects that the bear market might be nearing an end.

Q. How did this mostly poor stock performance affect the U.S. economy?

A. Ironically, the economy was unexpectedly solid even as stocks were falling. The accumulated effects of 11 interest rate cuts in 2001 helped generate growth by making it cheaper for businesses to borrow and invest capital. After strong performance in the first quarter of 2002, U.S. economic growth slowed to a relatively modest 1.3% during the year's second quarter. Some analysts - though certainly not all - began to wonder about a "double-dip" recession, a reprise of last fall's negative economic growth. These fears faded somewhat after third-quarter growth was estimated at 3.1%. Nevertheless, many economists were disappointed with this result, hoping for even stronger results from an economy emerging from recent recession.

Q. What stocks helped the fund most?

A. In an environment where the broader market moved sharply lower, few stocks in the S&P 500 enjoyed positive results. Software manufacturer Microsoft and direct computer retailer Dell were bright spots, even though technology stocks continued to be major disappointments. Microsoft benefited when the company reported surprisingly strong earnings, while Dell actually increased its profitability and took market share from competitors despite a brutal slowdown in computer sales. In the pharmaceutical industry, Pharmacia was another positive performer. The market responded very favorably to the company's July announcement that it agreed to be acquired by competitor Pfizer. Also helping performance was Nextel, a wireless communications provider that occupied a very small position in the S&P 500 but saw a sharp jump in its stock price during the past six months. Nextel benefited from two straight quarters of strong earnings and the company's ability to contain its substantial fixed costs. Finally, Coca-Cola contributed to index performance, thanks to steady earnings in the face of an uncertain investing environment.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What were some of the index's weakest-performing stocks?

A. With accounting concerns front and center companies that had to answer questions about their financial statements tended to be disappointments. One example was General Electric, the index's largest average position during the period. GE encountered difficulty when investors grew concerned about its complex financial reporting and whether that complexity was masking potential problems. As I mentioned, many technology stocks continued to perform poorly. Some industry leaders - such as semiconductor manufacturer Intel and networking giant Cisco - continued to follow the overall tech market downward during the past six months. In the retail sector, Home Depot, the home products superstore, fell as investors began to worry that declining consumer confidence could depress sales. Also hurting performance were two drug companies, Wyeth and Pfizer. Wyeth, which makes a popular estrogen product, fell sharply when a recent study outlined new potential risks of hormone-replacement therapy. Pfizer's stock price, ironically, was hurt when the company announced its intended acquisition of Pharmacia, the same company I cited earlier as benefiting from the merger announcement. Investors believed that Pharmacia was getting the better half of the deal.

Q. What's your outlook, Patrick?

A. At the beginning of the year, stock analysts noted that 60 years had passed since the S&P 500 last declined for three consecutive years. Unfortunately, as we near the end of 2002, and with the S&P 500 down nearly 22 percent year to date through October, a third year of losses has become likely. Nevertheless, I believe there are still some favorable signs on the horizon - including continued U.S. economic growth, continued appreciation in real estate prices and strength in consumer spending. Some signs of weakness still must be closely monitored, but on the whole the economy appears solid. No one knows when the stock market may turn around for an extended time, but sustained economic resilience would certainly be a welcome relief for investors. We are all hoping that the October rally in stock prices signals something more lasting. Until we have clear evidence of that, it's as important as ever for shareholders to follow their financial plans and continue to own a broadly diversified portfolio of investments.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks total return that corresponds to that of the Standard & Poor's 500 Index

Fund number: 317

Trading symbol: FSMKX

Start date: March 6, 1990

Size: as of October 31, 2002, more than $6.8 billion

Sub-adviser: Deutsche Asset Management, Inc., since 1997

3

Patrick Cannon on changes to the S&P 500:

"The S&P 500 is an index of 500 stocks chosen to be a representation of the broader market. Periodically, companies will be added or deleted from the index. Usually, this is based on such events as acquisitions, spin-offs or shifts in asset size."

Here are some of the changes to the index during the past six months involving some well-known companies:

  May 3, 2002: First Tennessee National replaced computer manufacturer Compaq, which merged with Hewlett-Packard.
  May 14, 2002: Apollo Group, a provider of higher education programs to adults, replaced WorldCom, whose market capitalization shrunk after committing accounting fraud.
  May 14, 2002: BJ Services replaced USAirways Group, one of the airlines hardest hit by the September 11 fallout.
  July 19, 2002: Delivery company United Parcel Service and online auction house eBay replaced Royal Dutch Petroleum and Alcan, as S&P eliminated several foreign companies from the index.
  August 13, 2002: Monsanto replaced Palm, a maker of personal digital assistants that has struggled to defend its market-leading position.

Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.5	2.9
General Electric Co.	3.0	3.1
Wal-Mart Stores, Inc.	2.9	2.5
Exxon Mobil Corp.	2.8	2.8
Pfizer, Inc.	2.4	2.3
Citigroup, Inc.	2.3	2.2
Johnson & Johnson	2.1	2.0
American International Group, Inc.	2.0	1.8
International Business Machines Corp.	1.6	1.4
Merck & Co., Inc.	1.5	1.2
	24.1
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	19.0
Health Care	14.8	14.1
Information Technology	14.2	15.1
Consumer Discretionary	13.4	13.6
Industrials	11.2	10.6
Consumer Staples	9.7	9.6
Energy	5.7	6.9
Telecommunication Services	4.3	4.1
Materials	2.6	2.9
Utilities	2.6	3.3
Asset Allocation (% of fund's net assets)
To match the Standard & Poor's 500 Index, Spartan 500 Index seeks 100% investment exposure to stocks at all times.

Semiannual Report

Investments October 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	60,465	$ 787
Dana Corp.	122,788	1,228
Delphi Corp.	463,119	3,223
Goodyear Tire & Rubber Co.	135,348	961
Johnson Controls, Inc.	73,484	5,732
TRW, Inc.	106,474	5,675
Visteon Corp.	106,628	703
		18,309
Automobiles - 0.6%
Ford Motor Co.	1,509,045	12,767
General Motors Corp.	463,866	15,424
Harley-Davidson, Inc.	255,982	13,388
		41,579
Hotels, Restaurants & Leisure - 1.1%
Carnival Corp.	485,692	12,686
Darden Restaurants, Inc.	146,048	2,772
Harrah's Entertainment, Inc. (a)	94,950	3,988
Hilton Hotels Corp.	300,749	3,699
International Game Technology (a)	68,096	5,122
Marriott International, Inc. Class A	203,960	6,308
McDonald's Corp.	1,057,833	19,157
Starbucks Corp. (a)	323,628	7,715
Starwood Hotels & Resorts Worldwide, Inc. unit	170,290	3,968
Wendy's International, Inc.	93,718	2,969
Yum! Brands, Inc. (a)	241,510	5,441
		73,825
Household Durables - 0.5%
American Greetings Corp. Class A	51,879	780
Black & Decker Corp.	68,016	3,180
Centex Corp.	53,764	2,445
Fortune Brands, Inc.	124,332	6,224
KB Home	43,236	2,041
Leggett & Platt, Inc.	162,623	3,391
Maytag Corp.	64,339	1,660
Newell Rubbermaid, Inc.	221,923	7,195
Pulte Homes, Inc.	53,256	2,446
Snap-On, Inc.	47,801	1,245
The Stanley Works	70,284	2,275
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Tupperware Corp.	47,054	$ 759
Whirlpool Corp.	56,401	2,629
		36,270
Internet & Catalog Retail - 0.2%
eBay, Inc. (a)	232,300	14,691
Leisure Equipment & Products - 0.3%
Brunswick Corp.	72,776	1,498
Eastman Kodak Co.	251,569	8,289
Hasbro, Inc.	143,214	1,464
Mattel, Inc.	356,035	6,537
		17,788
Media - 3.8%
AOL Time Warner, Inc. (a)	3,692,938	54,471
Clear Channel Communications, Inc. (a)	509,009	18,859
Comcast Corp. Class A (special) (a)	785,665	18,078
Dow Jones & Co., Inc.	70,375	2,472
Gannett Co., Inc.	221,918	16,850
Interpublic Group of Companies, Inc.	316,854	3,793
Knight-Ridder, Inc.	64,420	3,877
McGraw-Hill Companies, Inc.	161,828	10,438
Meredith Corp.	40,501	1,845
Omnicom Group, Inc.	155,138	8,941
The New York Times Co. Class A	126,827	6,140
TMP Worldwide, Inc. (a)	92,239	1,428
Tribune Co.	250,989	12,060
Univision Communications, Inc. Class A (a)	179,962	4,663
Viacom, Inc. Class B (non-vtg.) (a)	1,460,825	65,167
Walt Disney Co.	1,694,010	28,290
		257,372
Multiline Retail - 4.1%
Big Lots, Inc. (a)	91,730	1,523
Costco Wholesale Corp. (a)	376,502	12,775
Dillard's, Inc. Class A	69,832	1,152
Dollar General Corp.	276,314	3,857
Family Dollar Stores, Inc.	140,181	4,316
Federated Department Stores, Inc. (a)	166,808	5,121
JCPenney Co., Inc.	221,646	4,222
Kohl's Corp. (a)	278,710	16,291
Nordstrom, Inc.	111,796	2,227
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Sears, Roebuck & Co.	261,505	$ 6,867
Target Corp.	752,027	22,651
The May Department Stores Co.	237,384	5,543
Wal-Mart Stores, Inc.	3,684,924	197,328
		283,873
Specialty Retail - 2.2%
AutoZone, Inc. (a)	87,517	7,506
Bed Bath & Beyond, Inc. (a)	242,186	8,588
Best Buy Co., Inc. (a)	265,981	5,482
Circuit City Stores, Inc. - Circuit City Group	170,466	1,689
Gap, Inc.	719,318	8,466
Home Depot, Inc.	1,953,176	56,408
Limited Brands, Inc.	429,308	6,727
Lowe's Companies, Inc.	644,346	26,889
Office Depot, Inc. (a)	256,013	3,684
RadioShack Corp.	144,249	3,015
Sherwin-Williams Co.	126,617	3,463
Staples, Inc. (a)	387,983	5,983
Tiffany & Co., Inc.	120,225	3,147
TJX Companies, Inc.	448,046	9,194
Toys 'R' Us, Inc. (a)	162,041	1,619
		151,860
Textiles Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc. (a)	106,203	3,679
Liz Claiborne, Inc.	88,778	2,638
NIKE, Inc. Class B	222,702	10,509
Reebok International Ltd. (a)	49,257	1,392
VF Corp.	92,586	3,409
		21,627
TOTAL CONSUMER DISCRETIONARY		917,194
CONSUMER STAPLES - 9.7%
Beverages - 3.2%
Adolph Coors Co. Class B	30,379	2,080
Anheuser-Busch Companies, Inc.	725,069	38,255
Brown-Forman Corp. Class B (non-vtg.)	55,769	4,032
Coca-Cola Enterprises, Inc.	370,493	8,833
Pepsi Bottling Group, Inc.	234,000	6,306
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	1,466,370	$ 64,667
The Coca-Cola Co.	2,054,960	95,515
		219,688
Food & Drug Retailing - 1.2%
Albertson's, Inc.	338,851	7,560
CVS Corp.	325,270	9,020
Kroger Co. (a)	657,290	9,754
Safeway, Inc. (a)	388,794	8,981
SUPERVALU, Inc.	107,806	1,811
Sysco Corp.	549,105	17,396
Walgreen Co.	848,867	28,649
Winn-Dixie Stores, Inc.	115,097	1,729
		84,900
Food Products - 1.3%
Archer-Daniels-Midland Co.	539,320	7,346
Campbell Soup Co.	337,139	7,107
ConAgra Foods, Inc.	443,980	10,767
General Mills, Inc.	303,815	12,554
H.J. Heinz Co.	290,514	9,343
Hershey Foods Corp.	113,103	7,360
Kellogg Co.	339,247	10,808
Sara Lee Corp.	652,838	14,904
Wm. Wrigley Jr. Co.	186,005	9,815
		90,004
Household Products - 2.2%
Clorox Co.	191,223	8,592
Colgate-Palmolive Co.	449,607	24,719
Kimberly-Clark Corp.	428,227	22,054
Procter & Gamble Co.	1,076,122	95,183
		150,548
Personal Products - 0.6%
Alberto-Culver Co. Class B	46,162	2,383
Avon Products, Inc.	195,813	9,495
Gillette Co.	876,401	26,187
		38,065
Tobacco - 1.2%
Philip Morris Companies, Inc.	1,766,141	71,970
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc.	76,600	$ 3,106
UST, Inc.	143,023	4,375
		79,451
TOTAL CONSUMER STAPLES		662,656
ENERGY - 5.7%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	275,526	8,004
BJ Services Co. (a)	133,200	4,040
Halliburton Co.	370,846	6,000
Nabors Industries Ltd. (a)	122,833	4,295
Noble Corp. (a)	109,194	3,529
Rowan Companies, Inc.	83,234	1,697
Schlumberger Ltd. (NY Shares)	481,025	19,294
Transocean, Inc.	259,028	5,693
		52,552
Oil & Gas - 4.9%
Amerada Hess Corp.	74,509	3,822
Anadarko Petroleum Corp.	207,121	9,225
Apache Corp.	120,164	6,496
Ashland, Inc.	56,813	1,491
Burlington Resources, Inc.	168,260	6,932
ChevronTexaco Corp.	885,298	59,873
ConocoPhillips	562,520	27,282
Devon Energy Corp.	130,530	6,592
EOG Resources, Inc.	97,699	3,618
Exxon Mobil Corp.	5,604,414	188,645
Kerr-McGee Corp.	81,414	3,542
Marathon Oil Corp.	256,838	5,368
Occidental Petroleum Corp.	312,884	8,927
Sunoco, Inc.	63,271	1,897
Unocal Corp.	203,163	5,615
		339,325
TOTAL ENERGY		391,877
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 20.5%
Banks - 7.5%
AmSouth Bancorp.	300,748	$ 5,895
Bank of America Corp.	1,245,256	86,919
Bank of New York Co., Inc.	604,558	15,719
Bank One Corp.	973,667	37,554
BB&T Corp.	373,190	13,528
Charter One Financial, Inc.	189,123	5,727
Comerica, Inc.	146,687	6,404
Fifth Third Bancorp	481,819	30,596
First Tennessee National Corp.	107,100	3,971
FleetBoston Financial Corp.	871,245	20,378
Golden West Financial Corp.	128,451	8,871
Huntington Bancshares, Inc.	203,525	3,849
KeyCorp	347,855	8,498
Marshall & Ilsley Corp.	177,000	4,984
Mellon Financial Corp.	363,625	10,287
National City Corp.	508,095	13,785
North Fork Bancorp, Inc.	137,400	5,284
Northern Trust Corp.	185,770	6,469
PNC Financial Services Group, Inc.	237,123	9,641
Regions Financial Corp.	185,671	6,289
SouthTrust Corp.	290,470	7,442
SunTrust Banks, Inc.	237,323	14,439
Synovus Financial Corp.	238,275	4,882
U.S. Bancorp, Delaware	1,589,090	33,514
Union Planters Corp.	168,549	4,763
Wachovia Corp.	1,137,697	39,580
Washington Mutual, Inc.	806,990	28,858
Wells Fargo & Co.	1,407,986	71,061
Zions Bancorp	78,000	3,136
		512,323
Diversified Financials - 7.6%
American Express Co.	1,100,837	40,037
Bear Stearns Companies, Inc.	81,967	5,004
Capital One Financial Corp.	178,619	5,443
Charles Schwab Corp.	1,131,899	10,391
Citigroup, Inc.	4,192,208	154,902
Countrywide Credit Industries, Inc.	97,802	4,920
Fannie Mae	824,037	55,095
Franklin Resources, Inc.	215,735	7,117
Freddie Mac	576,330	35,490
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Goldman Sachs Group, Inc.	393,100	$ 28,146
Household International, Inc.	377,179	8,962
J.P. Morgan Chase & Co.	1,654,611	34,333
Lehman Brothers Holdings, Inc.	201,999	10,760
MBNA Corp.	1,058,838	21,505
Merrill Lynch & Co., Inc.	715,353	27,148
Moody's Corp.	127,945	6,026
Morgan Stanley	907,792	35,331
Providian Financial Corp. (a)	236,145	1,051
SLM Corp.	128,216	13,173
State Street Corp.	270,458	11,189
Stilwell Financial, Inc.	184,366	2,159
T. Rowe Price Group, Inc.	102,072	2,881
		521,063
Insurance - 5.1%
ACE Ltd.	217,300	6,682
AFLAC, Inc.	429,918	13,087
Allstate Corp.	587,079	23,354
AMBAC Financial Group, Inc.	87,118	5,384
American International Group, Inc.	2,162,913	135,290
Aon Corp.	221,339	4,057
Cincinnati Financial Corp.	133,735	5,081
Hartford Financial Services Group, Inc.	206,134	8,142
Jefferson-Pilot Corp.	124,972	5,018
John Hancock Financial Services, Inc.	240,977	7,061
Lincoln National Corp.	154,471	4,713
Loews Corp.	156,517	6,752
Marsh & McLennan Companies, Inc.	443,960	20,737
MBIA, Inc.	123,465	5,389
MetLife, Inc.	583,513	13,934
MGIC Investment Corp.	87,560	3,674
Principal Financial Group, Inc.	289,300	8,115
Progressive Corp.	182,165	10,019
Prudential Financial, Inc.	482,300	14,083
SAFECO Corp.	105,154	3,739
St. Paul Companies, Inc.	174,378	5,720
The Chubb Corp.	142,911	8,062
Torchmark Corp.	100,283	3,590
Travelers Property Casualty Corp. Class B (a)	834,861	11,287
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
UnumProvident Corp.	201,468	$ 4,134
XL Capital Ltd. Class A	111,800	8,514
		345,618
Real Estate - 0.3%
Equity Office Properties Trust	335,100	8,069
Equity Residential Properties Trust (SBI)	252,500	5,989
Plum Creek Timber Co., Inc.	153,100	3,462
Simon Property Group, Inc.	110,200	3,763
		21,283
TOTAL FINANCIALS		1,400,287
HEALTH CARE - 14.8%
Biotechnology - 1.0%
Amgen, Inc. (a)	1,061,612	49,429
Biogen, Inc. (a)	123,213	4,521
Chiron Corp. (a)	157,651	6,227
Genzyme Corp. - General Division (a)	177,400	4,941
MedImmune, Inc. (a)	207,028	5,290
		70,408
Health Care Equipment & Supplies - 1.8%
Applera Corp. - Applied Biosystems Group	175,935	3,559
Bausch & Lomb, Inc.	44,320	1,378
Baxter International, Inc.	498,470	12,472
Becton, Dickinson & Co.	212,561	6,273
Biomet, Inc.	217,917	6,420
Boston Scientific Corp. (a)	336,769	12,673
C.R. Bard, Inc.	42,695	2,388
Guidant Corp. (a)	253,054	7,483
Medtronic, Inc.	1,004,492	45,001
St. Jude Medical, Inc. (a)	145,612	5,185
Stryker Corp.	163,628	10,325
Zimmer Holdings, Inc. (a)	160,973	6,635
		119,792
Health Care Providers & Services - 1.9%
Aetna, Inc.	118,567	4,778
AmerisourceBergen Corp.	85,991	6,118
Anthem, Inc.	117,007	7,371
Cardinal Health, Inc.	375,352	25,978
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
CIGNA Corp.	116,939	$ 4,226
HCA, Inc.	427,766	18,604
Health Management Associates, Inc. Class A (a)	198,300	3,791
HealthSouth Corp. (a)	333,482	1,451
Humana, Inc. (a)	138,385	1,686
IMS Health, Inc.	237,078	3,566
Manor Care, Inc. (a)	82,484	1,631
McKesson Corp.	240,460	7,168
Quintiles Transnational Corp. (a)	94,908	1,020
Tenet Healthcare Corp. (a)	405,012	11,644
UnitedHealth Group, Inc.	251,381	22,863
Wellpoint Health Networks, Inc. (a)	119,450	8,984
		130,879
Pharmaceuticals - 10.1%
Abbott Laboratories	1,295,562	54,245
Allergan, Inc.	108,211	5,892
Bristol-Myers Squibb Co.	1,607,830	39,569
Eli Lilly & Co.	931,553	51,701
Forest Laboratories, Inc. (a)	149,049	14,605
Johnson & Johnson	2,464,679	144,800
King Pharmaceuticals, Inc. (a)	207,393	3,183
Merck & Co., Inc.	1,864,245	101,117
Pfizer, Inc.	5,059,617	160,744
Pharmacia Corp.	1,120,519	48,182
Schering-Plough Corp.	1,218,689	26,019
Watson Pharmaceuticals, Inc. (a)	87,283	2,399
Wyeth	1,099,778	36,843
		689,299
TOTAL HEALTH CARE		1,010,378
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.7%
Boeing Co.	696,778	20,729
General Dynamics Corp.	167,205	13,231
Goodrich Corp.	86,303	1,303
Honeywell International, Inc.	679,422	16,265
Lockheed Martin Corp.	374,652	21,692
Northrop Grumman Corp.	90,367	9,320
Raytheon Co.	331,294	9,773
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Rockwell Collins, Inc.	153,507	$ 3,459
United Technologies Corp.	392,856	24,227
		119,999
Air Freight & Logistics - 1.0%
FedEx Corp.	251,082	13,355
Ryder System, Inc.	51,341	1,178
United Parcel Service, Inc. Class B	928,100	55,695
		70,228
Airlines - 0.2%
AMR Corp. (a)	137,736	650
Delta Air Lines, Inc.	109,522	1,104
Southwest Airlines Co.	635,833	9,283
		11,037
Building Products - 0.2%
American Standard Companies, Inc. (a)	60,900	4,062
Masco Corp.	395,323	8,128
		12,190
Commercial Services & Supplies - 1.9%
Allied Waste Industries, Inc. (a)	161,619	1,317
Apollo Group, Inc. Class A (a)	143,600	5,959
Automatic Data Processing, Inc.	514,228	21,870
Avery Dennison Corp.	91,138	5,672
Cendant Corp. (a)	821,236	9,444
Cintas Corp.	141,088	6,669
Concord EFS, Inc. (a)	424,106	6,056
Convergys Corp. (a)	143,375	2,133
Deluxe Corp.	54,065	2,499
Equifax, Inc.	117,250	2,762
First Data Corp.	627,860	21,937
Fiserv, Inc. (a)	158,650	4,956
H&R Block, Inc.	150,064	6,660
Paychex, Inc.	311,163	8,968
Pitney Bowes, Inc.	197,767	6,635
R.R. Donnelley & Sons Co.	95,488	1,915
Robert Half International, Inc. (a)	146,634	2,449
Sabre Holdings Corp. Class A (a)	121,979	2,340
Waste Management, Inc.	528,584	12,168
		132,409
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.0%
Fluor Corp.	62,287	$ 1,473
McDermott International, Inc. (a)	47,137	167
		1,640
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	162,532	2,100
Cooper Industries Ltd. Class A	77,219	2,432
Emerson Electric Co.	349,166	16,823
Power-One, Inc. (a)	62,829	338
Rockwell Automation, Inc.	153,707	2,544
Thomas & Betts Corp. (a)	48,272	799
		25,036
Industrial Conglomerates - 4.1%
3M Co.	322,944	40,995
General Electric Co.	8,237,311	207,992
Textron, Inc.	117,347	4,811
Tyco International Ltd.	1,660,052	24,004
		277,802
Machinery - 1.1%
Caterpillar, Inc.	288,358	11,779
Crane Co.	48,613	893
Cummins, Inc.	34,352	823
Danaher Corp.	125,149	7,240
Deere & Co.	194,962	9,044
Dover Corp.	169,022	4,239
Eaton Corp.	57,569	3,937
Illinois Tool Works, Inc.	254,708	15,639
Ingersoll-Rand Co. Ltd. Class A	141,447	5,516
ITT Industries, Inc.	75,943	4,935
Navistar International Corp.	49,405	1,108
PACCAR, Inc.	95,975	4,234
Pall Corp.	99,931	1,736
Parker Hannifin Corp.	98,776	4,310
		75,433
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	317,675	8,174
CSX Corp.	178,794	4,935
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	317,914	$ 6,422
Union Pacific Corp.	210,353	12,421
		31,952
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	144,599	4,271
W.W. Grainger, Inc.	77,536	3,757
		8,028
TOTAL INDUSTRIALS		765,754
INFORMATION TECHNOLOGY - 14.2%
Communications Equipment - 1.8%
ADC Telecommunications, Inc. (a)	685,337	1,083
Andrew Corp. (a)	66,324	570
Avaya, Inc. (a)	216,194	432
CIENA Corp. (a)	266,600	981
Cisco Systems, Inc. (a)	6,058,048	67,729
Comverse Technology, Inc. (a)	159,304	1,161
Corning, Inc. (a)	809,603	1,514
JDS Uniphase Corp. (a)	1,144,595	2,576
Lucent Technologies, Inc. (a)	2,879,592	3,542
Motorola, Inc.	1,888,876	17,321
Nortel Networks Corp. (a)	1	0
QUALCOMM, Inc. (a)	641,080	22,130
Scientific-Atlanta, Inc.	132,132	1,613
Tellabs, Inc. (a)	346,537	2,661
		123,313
Computers & Peripherals - 3.6%
Apple Computer, Inc. (a)	296,624	4,767
Dell Computer Corp. (a)	2,148,181	61,459
EMC Corp. (a)	1,826,974	9,336
Gateway, Inc. (a)	262,863	789
Hewlett-Packard Co.	2,505,999	39,595
International Business Machines Corp.	1,406,355	111,018
Lexmark International, Inc. Class A (a)	104,637	6,218
NCR Corp. (a)	79,925	1,778
Network Appliance, Inc. (a)	279,375	2,506
Sun Microsystems, Inc. (a)	2,691,944	7,971
		245,437
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	387,245	$ 5,325
Jabil Circuit, Inc. (a)	166,055	2,562
Millipore Corp.	38,322	1,303
Molex, Inc.	160,478	4,238
PerkinElmer, Inc.	94,742	659
Sanmina-SCI Corp. (a)	442,862	1,364
Solectron Corp. (a)	686,646	1,545
Symbol Technologies, Inc.	186,833	1,616
Tektronix, Inc. (a)	75,933	1,342
Thermo Electron Corp.	137,820	2,535
Waters Corp. (a)	108,500	2,732
		25,221
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	495,850	7,398
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	141,789	4,578
Electronic Data Systems Corp.	397,195	5,982
SunGard Data Systems, Inc. (a)	234,000	5,188
Unisys Corp. (a)	263,108	2,297
		18,045
Office Electronics - 0.0%
Xerox Corp. (a)	601,396	3,993
Semiconductor Equipment & Products - 3.0%
Advanced Micro Devices, Inc. (a)	284,520	1,747
Altera Corp. (a)	319,522	3,745
Analog Devices, Inc. (a)	303,142	8,124
Applied Materials, Inc. (a)	1,359,192	20,429
Applied Micro Circuits Corp. (a)	244,509	954
Broadcom Corp. Class A (a)	223,234	2,674
Intel Corp.	5,520,906	95,512
KLA-Tencor Corp. (a)	157,193	5,601
Linear Technology Corp.	263,600	7,286
LSI Logic Corp. (a)	308,385	1,819
Maxim Integrated Products, Inc. (a)	268,101	8,536
Micron Technology, Inc. (a)	499,441	7,991
National Semiconductor Corp. (a)	149,155	1,981
Novellus Systems, Inc. (a)	120,756	3,816
NVIDIA Corp. (a)	124,700	1,484
PMC-Sierra, Inc. (a)	139,066	677
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
QLogic Corp. (a)	77,347	$ 2,689
Teradyne, Inc. (a)	152,353	1,845
Texas Instruments, Inc.	1,438,443	22,814
Xilinx, Inc. (a)	278,820	5,295
		205,019
Software - 5.0%
Adobe Systems, Inc.	201,057	4,753
Autodesk, Inc.	99,804	1,168
BMC Software, Inc. (a)	201,938	3,219
Citrix Systems, Inc. (a)	152,389	1,151
Computer Associates International, Inc.	485,230	7,211
Compuware Corp. (a)	304,993	1,480
Electronic Arts, Inc. (a)	115,500	7,521
Intuit, Inc. (a)	176,959	9,188
Mercury Interactive Corp. (a)	69,515	1,833
Microsoft Corp. (a)	4,487,994	239,974
Novell, Inc. (a)	272,595	662
Oracle Corp. (a)	4,524,490	46,105
Parametric Technology Corp. (a)	222,705	514
PeopleSoft, Inc. (a)	259,288	4,693
Rational Software Corp. (a)	162,900	1,078
Siebel Systems, Inc. (a)	395,723	2,976
VERITAS Software Corp. (a)	342,548	5,224
		338,750
TOTAL INFORMATION TECHNOLOGY		967,176
MATERIALS - 2.6%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	188,466	8,330
Dow Chemical Co.	752,787	19,565
E.I. du Pont de Nemours & Co.	823,677	33,977
Eastman Chemical Co.	64,081	2,329
Ecolab, Inc.	106,838	5,155
Engelhard Corp.	107,270	2,376
Great Lakes Chemical Corp.	40,899	995
Hercules, Inc. (a)	87,975	845
International Flavors & Fragrances, Inc.	77,964	2,616
Monsanto Co.	183,254	3,029
PPG Industries, Inc.	139,991	6,584
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Praxair, Inc.	135,349	$ 7,377
Rohm & Haas Co.	183,237	6,096
Sigma Aldrich Corp.	60,737	2,779
		102,053
Construction Materials - 0.0%
Vulcan Materials Co.	83,894	2,815
Containers & Packaging - 0.2%
Ball Corp.	45,310	2,194
Bemis Co., Inc.	43,081	2,244
Pactiv Corp. (a)	129,207	2,563
Sealed Air Corp.	69,296	1,062
Temple-Inland, Inc.	41,704	1,711
		9,774
Metals & Mining - 0.5%
Alcoa, Inc.	704,519	15,542
Allegheny Technologies, Inc.	65,930	452
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	122,809	1,498
Newmont Mining Corp. Holding Co.	331,610	8,197
Nucor Corp.	65,833	2,774
Phelps Dodge Corp. (a)	75,115	2,330
United States Steel Corp.	72,927	937
Worthington Industries, Inc.	69,713	1,313
		33,043
Paper & Forest Products - 0.4%
Boise Cascade Corp.	48,256	1,148
Georgia-Pacific Group	190,980	2,330
International Paper Co.	400,481	13,989
Louisiana-Pacific Corp. (a)	84,935	572
MeadWestvaco Corp.	165,740	3,472
Weyerhaeuser Co.	181,098	8,204
		29,715
TOTAL MATERIALS		177,400
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 3.9%
ALLTEL Corp.	257,822	12,816
AT&T Corp.	3,057,363	39,868
BellSouth Corp.	1,566,247	40,957
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
CenturyTel, Inc.	116,456	$ 3,299
Citizens Communications Co.	219,409	1,825
Qwest Communications International, Inc. (a)	1,458,396	4,944
SBC Communications, Inc.	2,771,732	71,123
Sprint Corp. - FON Group	762,175	9,466
Verizon Communications, Inc.	2,267,530	85,622
		269,920
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. (a)	2,244,300	15,418
Nextel Communications, Inc. Class A (a)	675,830	7,623
Sprint Corp. - PCS Group Series 1 (a)	823,097	2,864
		25,905
TOTAL TELECOMMUNICATION SERVICES		295,825
UTILITIES - 2.6%
Electric Utilities - 2.0%
AES Corp. (a)	436,557	773
Allegheny Energy, Inc.	98,137	559
Ameren Corp.	109,677	4,431
American Electric Power Co., Inc.	288,416	7,395
Centerpoint Energy, Inc.	241,757	1,712
Cinergy Corp.	126,063	3,922
CMS Energy Corp.	108,408	849
Consolidated Edison, Inc.	173,228	7,374
Constellation Energy Group, Inc.	144,447	3,695
Dominion Resources, Inc.	232,634	11,166
DTE Energy Co.	135,844	6,125
Edison International (a)	285,745	2,872
Entergy Corp.	191,263	8,433
Exelon Corp.	271,552	13,686
FirstEnergy Corp.	253,777	8,235
FPL Group, Inc.	149,939	8,843
PG&E Corp. (a)	319,978	3,472
Pinnacle West Capital Corp.	70,792	2,018
PPL Corp.	117,549	4,068
Progress Energy, Inc.	179,501	7,489
Public Service Enterprise Group, Inc.	177,314	5,080
Southern Co.	579,945	17,224
TECO Energy, Inc.	137,100	2,029
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
TXU Corp.	225,789	$ 3,240
Xcel Energy, Inc.	340,127	3,537
		138,227
Gas Utilities - 0.3%
KeySpan Corp.	115,292	4,212
Kinder Morgan, Inc.	101,314	3,709
Nicor, Inc.	36,666	1,138
NiSource, Inc.	171,418	2,832
Peoples Energy Corp.	28,788	1,046
Sempra Energy	170,275	3,770
		16,707
Multi-Utilities & Unregulated Power - 0.3%
Calpine Corp. (a)	244,914	490
Duke Energy Corp.	698,102	14,304
Dynegy, Inc. Class A	230,383	157
El Paso Corp.	482,552	3,740
Mirant Corp. (a)	374,663	802
Williams Companies, Inc.	356,588	670
		20,163
TOTAL UTILITIES		175,097
TOTAL COMMON STOCKS (Cost $6,909,881)		6,763,644
U.S. Treasury Obligations - 0.9%
	Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 1.48% to 1.65% 11/29/02 to 1/30/03 (c) (Cost $60,520)	$ 60,653	60,538
Money Market Funds - 5.5%
	Shares	Value (Note 1) (000s)
Deutsche Daily Assets Fund Institutional, 1.96% (b) (Cost $378,513)	378,513,074	$ 378,513
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $7,348,914)		7,202,695
NET OTHER ASSETS - (5.4)%		(372,230)
NET ASSETS - 100%		$ 6,830,465
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
289 S&P 500 Index Contracts	Dec. 2002	$ 63,970	$ 2,686
The face value of futures purchased as a percentage of net assets - 0.9%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,162,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $343,909,000 and $454,829,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms were $27,000 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $9,368,000. The weighted average interest rate was 2.25%.

Income Tax Information
At April 30, 2002, the fund had a capital loss carryforward of approximately $232,015,000 of which $56,191,000 and $175,824,000 will expire on April 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002 (Unaudited)

Assets
Investment in securities, at value (including securities loaned of $348,810) (cost $7,348,914) - See accompanying schedule		$ 7,202,695
Cash		484
Receivable for fund shares sold		4,001
Dividends receivable		8,221
Redemption fees receivable		2
Receivable for daily variation on futures contracts		304
Receivable from investment adviser for expense reductions		1,285
Other receivables		4
Total assets		7,216,996

Liabilities
Payable for fund shares redeemed	$ 5,652
Accrued management fee	1,316
Other payables and accrued expenses	1,050
Collateral on securities loaned, at value	378,513
Total liabilities		386,531

Net Assets		$ 6,830,465
Net Assets consist of:
Paid in capital		$ 7,523,348
Undistributed net investment income		57,106
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(607,064)
Net unrealized appreciation (depreciation) on investments		(142,925)
Net Assets, for 111,275 shares outstanding		$ 6,830,465
Net Asset Value, offering price and redemption price per share ($6,830,465 ÷ 111,275 shares)		$ 61.38

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)

Investment Income
Dividends		$ 63,527
Interest		420
Security lending		528
Total income		64,475

Expenses
Management fee	$ 8,694
Transfer agent fees	5,465
Accounting and security lending fees	403
Non-interested trustees' compensation	12
Registration fees	89
Audit	43
Legal	32
Interest	8
Miscellaneous	254
Total expenses before reductions	15,000
Expense reductions	(8,092)	6,908
Net investment income (loss)		57,567
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(327,835)
Futures contracts	(17,633)
Total net realized gain (loss)		(345,468)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,151,579)
Futures contracts	6,705
Total change in net unrealized appreciation (depreciation)		(1,144,874)
Net gain (loss)		(1,490,342)
Net increase (decrease) in net assets resulting from operations		$ (1,432,775)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2002 (Unaudited)	Year ended April 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,567	$ 104,656
Net realized gain (loss)	(345,468)	(136,151)
Change in net unrealized appreciation (depreciation)	(1,144,874)	(1,185,748)
Net increase (decrease) in net assets resulting from operations	(1,432,775)	(1,217,243)
Distributions to shareholders from net investment income	(31,630)	(103,394)
Share transactions Net proceeds from sales of shares	840,059	2,061,863
Reinvestment of distributions	29,447	95,165
Cost of shares redeemed	(995,749)	(1,648,319)
Net increase (decrease) in net assets resulting from share transactions	(126,243)	508,709
Redemption fees	359	542
Total increase (decrease) in net assets	(1,590,289)	(811,386)

Net Assets
Beginning of period	8,420,754	9,232,140
End of period (including undistributed net investment income of $57,106 and undistributed net investment income of $31,169, respectively)	$ 6,830,465	$ 8,420,754
Other Information Shares
Sold	13,134	26,102
Issued in reinvestment of distributions	416	1,166
Redeemed	(15,646)	(21,051)
Net increase (decrease)	(2,096)	6,217

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2002	Years ended April 30,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 74.28	$ 86.16	$ 100.06	$ 92.85	$ 78.74	$ 57.82
Income from Investment Operations
Net investment income (loss) D	.52	.96	.96	1.07	1.05	1.11
Net realized and unrealized gain (loss)	(13.14)	(11.88)	(13.90)	8.02	15.52	21.92
Total from investment operations	(12.62)	(10.92)	(12.94)	9.09	16.57	23.03
Distributions from net investment income	(.28)	(.96)	(.97)	(1.19)	(.79)	(.75)
Distributions from net realized gain	-	-	-	(.09)	(1.68)	(1.38)
Distributions in excess of net realized gain	-	-	-	(.61)	-	-
Total distributions	(.28)	(.96)	(.97)	(1.89)	(2.47)	(2.13)
Redemption fees added to paid in capital D	-	-	.01	.01	.01	.02
Net asset value, end of period	$ 61.38	$ 74.28	$ 86.16	$ 100.06	$ 92.85	$ 78.74
Total Return B, C	(17.04)%	(12.77)%	(13.02)%	9.91%	21.68%	40.74%
Ratios to Average Net Assets E
Expenses before expense reductions	.41% A	.39%	.38%	.38%	.40%	.45%
Expenses net of voluntary waivers, if any	.19% A	.19%	.19%	.19%	.19%	.19%
Expenses net of all reductions	.19% A	.19%	.19%	.19%	.19%	.19%
Net investment income (loss)	1.59% A	1.21%	1.02%	1.12%	1.30%	1.61%
Supplemental Data
Net assets, end of period (in millions)	$ 6,830	$ 8,421	$ 9,232	$ 10,069	$ 8,668	$ 5,437
Portfolio turnover rate	9% A	4%	5%	8%	4%	6%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan 500 Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 1,601,424	|
Unrealized depreciation	(1,761,406)
Net unrealized appreciation (depreciation)	$ (159,982)
Cost for federal income tax purposes	$ 7,362,677

Semiannual Report

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee based on an annual rate of .24% of the fund's average net assets.

Sub-Adviser Fee. FMR and the fund have entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI is a registered investment advisor and a wholly-owned, indirect subsidiary of Deutsche Bank AG. DAMI receives a sub-advisory fee from FMR for providing discretionary investment advisory services to the fund. Effective on or about January 13, 2003, Deutsche Asset Management, Inc. will no longer serve as sub-adviser. The Fund's adviser will assume responsibility for all investment management decisions.

The Fund has entered into a securities lending agreement with Deutsche Bank Trust Company Americas (DBTCA), also a wholly-owned, indirect subsidiary of Deutsche Bank AG. DBTCA retains up to 20% of the annual revenues for providing securities lending services. For the period, DBTCA retained $132.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .15% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Semiannual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .19% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $8,092.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

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Semiannual Report

Michigan

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Deutsche Asset Management, Inc.

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Deutsche Bank Trust Company Americas

New York, New York

Fidelity's Index Funds

Four-In-One Index Fund

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